UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22917

Absolute Shares Trust
(Exact name of registrant as specified in charter)

Millington Securities, Inc.
331 Newman Springs Rd Suite 105
Red Bank, New Jersey 07701
(Address of principal executive offices) (Zip code)

Don Schreiber, Jr.
Millington Securities, Inc.
331 Newman Springs Rd Suite 105
Red Bank, New Jersey 07701
(Name and address of agent for service)

(732) 842-4920
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

[Insert annual report here]

ANNUAL REPORT

June 30, 2021

WBI BullBear Value 3000 ETF | WBIF
WBI BullBear Yield 3000 ETF | WBIG
WBI BullBear Quality 3000 ETF | WBIL
WBI BullBear Global Income ETF | WBII
WBI Power Factor® High Dividend ETF | WBIY
WBI BullBear Trend Switch US 3000 Total Return ETF | WBIT

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, reports will be made available on www.wbietfs.com  and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Absolute Shares Trust Table of Contents

Management’s Discussion of Fund Performance	1
Performance Summaries	9
Portfolio Allocations	15
Schedules of Investments	16
Statements of Assets and Liabilities	23
Statements of Operations	25
Statements of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	42
Trustees and Officers	43
Approval of Advisory Agreements and Board Considerations	46
Expense Examples	48
Federal Tax Information	50
Information About the Portfolio Holdings	51
Information About Proxy Voting	51
Information About the Funds’ Trustees	51
Frequency Distributions of Premiums and Discounts	51

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Absolute Shares Trust
Management’s Discussion of Fund Performance June 30, 2021 (Unaudited)

Dear Shareholder:

Thank you for reviewing this annual report for the period ended June 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected the Funds’ performance during the reporting period. If you have any questions, we encourage you to contact your financial advisor or WBI directly. You will find additional information, including our daily portfolio holdings, on the WBI ETFs website located at: www.wbietfs.com.

In our experience, the conditions that affect investments are consistently subject to the possibility of uncertainty and change. We believe that the appropriate approach to investing in a volatile world is one that is responsive to continually changing conditions and opportunities. We think that the process should be focused on managing risk as well as on pursuing return. It should be disciplined and have a track record that spans both good times and bad. In short, our opinion is that it should be just like the process we have used for our investment management clients for over 30 years, and continue to use to manage the WBI ETFs today. We believe that the consistent application of this disciplined approach will continue to be extremely valuable and attractive to both current and prospective shareholders.

Here at WBI, we believe preserving capital to unleash the powerful benefits of compounding is the most important element of a successful investment approach. We build outcome-oriented solutions for our clients. We don’t focus on beating the markets every minute of every day, but instead aim to grow capital consistently over time. Our strategies are designed to manage risk to capital, unleash the benefits of compounding, and grow capital efficiently through both good and bad market cycles.

We appreciate your continued faith in our approach and wish you and your families both health and peace as we all navigate through these extraordinary times.

Sincerely,

Steven Van Solkema, CFA	Don Schreiber, Jr.
Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Founder & Co-CEO

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued) June 30, 2021 (Unaudited)

Market Review

Following the market’s 35% drop in Q1 of 2020 and the rapid rally off the lows in Q2, the overall market continued to grind higher throughout most of Q3 and Q4 last year as the potential for economic recovery and a temporary decrease in new COVID-19 infections brought continued optimism to some market participants. However, renewed pandemic fears, vaccine trial results, political and economic concerns resulted in significant volatility. In contrast to previous quarters, the best performers in Q4 were small and mid-sized capitalization companies which are very sensitive to changes in economic conditions.

For many years, small-capitalization companies, and especially those with a value bias, have underperformed large-capitalization companies. Even during the post-March market recovery, large technology companies that dominate both the S&P 500 and the NASDAQ Composite indices generally rallied back in force. This is typically common in late-stage bull markets where investors are attracted to the biggest companies with the largest remaining growth potential. However, beginning in Q4 of last year, this relationship started to change.

When coming out of a recessionary environment, however brief it was, and during the early stages of a new business cycle, small-capitalization stocks usually outperform large-capitalization companies due to their greater sensitivity to the economic cycle. This is especially true with value based companies which exhibit quality fundamentals but appear to be undervalued. Throughout Q4 of 2020 and through most of the first half of 2021, smaller capitalization companies with a value bias outperformed large-capitalization companies significantly. Investors were looking for companies that were decimated during the market decline and months that followed, but now show promise of huge gains due to vaccine programs, continued easy monetary policy and indications of significant economic growth potential in the months and years ahead.

Some equity investments directly benefitted from the pandemic. Healthcare companies that worked hard to design COVID-19 treatments and vaccines experienced significant investor demand. So did companies related to the “work-from-home” paradigm shift in which so many employees learned how to be just as productive from home as they are in the office. Those same individuals wanted to keep physically fit, even in the absence of public gyms, which also helped companies that produce home exercise equipment.  However, the vast majority of the market was driven higher by easy monetary policy and bailout programs of central banks around the world, including the Federal Reserve Bank (“Fed”) in the United States. Furthermore, several huge rounds of government fiscal stimulus provided the other necessary fuel to seemingly prevent the economy from stalling out.

The Fed went on a buying spree as it looked to keep interest rates low, provide enough demand to offset supply and prevent another liquidity crisis like those seen earlier in 2020 and during the past recession. One material difference this time was that the Fed wasn’t just buying U.S. Treasury bonds and mortgages. This time they were also using their balance sheet to purchase exchange traded funds that were backed by corporate debt. Much of this corporate debt was issued by companies with so called “junk” ratings that are often well below investment grade (a.k.a. high yield debt). This Fed action was great for those lower-quality companies that desperately needed to borrow money to stay afloat. It is our view that without these stimulus packages and Fed policy accommodation, we would probably be in the midst of another full-blown depression.

Even acknowledging the enormous amount of monetary and fiscal stimulus that was injected into the market, John Williams (President of the New York Federal Reserve Bank) explained, “The coronavirus pandemic has created circumstances we have never experienced before in our lifetimes, and the reality is that the full scale of the economic consequences is still unknown.”  He noted further “To put the current situation in context, we are running more open market operations, for greater sums, than at any time in our history.” So, although the markets have already rebounded and continue to make new highs almost daily due to prospects of returning the country back to “normal” again, the real economic impact is just starting to be revealed and it will be many months, if not years, before the full impact is truly understood.

Investment Strategies

WBI’s general investment philosophy is based on our belief that protecting capital is essential to providing long-term portfolio growth or a consistent stream of income. We believe it is important to offer a variety of alternatives that investors can choose from as they address changing circumstances. The ability to adapt and evolve as risks and opportunities appear is the key to pursuing a stable outcome in an uncertain world. The goal of the WBI ETFs (or the “Funds”) is to provide consistent, attractive returns with less volatility and risk to capital than traditional approaches.

WBI ETFs include actively managed, passive (“smart-beta”) and trend-switch based portfolio strategies. Actively managed equity strategies include multifactor security selection models paired with our advanced dynamic trailing stop loss process to protect capital. Actively managed fixed income strategies rely on a blend of quantitative models and tactical fixed income allocation decisions. The passively managed smart-beta strategy is designed to provide an investment alternative for clients seeking returns based on multifactor security selection models in a portfolio that is generally fully invested and rebalances quarterly. The trend-switch strategy utilizes quantitative trend models to optimize risk and return for domestic stock and fixed income exposure.

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued) June 30, 2021 (Unaudited)

With the exception of the passive index fund, the WBI Power Factor® High Dividend ETF, the strategies used in the management of the Funds do not attempt to replicate or track the performance of any index and differ significantly from the methods used to construct and maintain the indices that serve as their respective benchmarks. The three actively managed equity-focused funds (the “Active Equity Funds”) typically use proprietary processes to screen, rank, and purchase securities with particular attributes, and sell securities when certain thresholds are reached, while benchmark indices are unmanaged, and consist of a passive representation of all securities that meet the definition of the index constituents. In addition, each Active Equity Fund uses strategies intended to mitigate volatility and protect capital, and as a result these Funds will often have a significant allocation to cash equivalents. Therefore, while each Active Equity Fund’s performance includes the effect of an investment in cash equivalents from the proceeds of sales when certain thresholds are met, benchmark indices do not include an allocation to cash equivalents.

A distinguishing characteristic of cash equivalents is that their prices are extremely stable and not subject to the levels of price volatility generally exhibited by other investments. Therefore, in periods during which the prices of the securities represented in benchmark indices are falling, an allocation to cash equivalents may contribute to Active Equity Fund performance that is superior to that of their benchmarks. In periods during which the prices of the securities represented in benchmark indices are rising, an allocation to cash equivalents in an Active Equity Fund may cause its performance to trail that of its benchmark.

Similarly, the WBI BullBear Global Income ETF (the “Active Income Fund”), as well as the WBI BullBear Trend Switch US 3000 Total Return ETF (the “Trend Switch Fund”) do not attempt to replicate or track the performance of any index and differ significantly from the methods used to construct and maintain the index that serves as their respective benchmarks. The Trend Switch Fund aims to optimize risk and return by utilizing both a quantitative equity model (the “Equity Model”) to evaluate when conditions are deemed favorable for equity market exposure, and a quantitative bond model (the “Bond Model”) which is used to identify the credit quality and duration exposure that will be implemented in the Fund. The WBI BullBear Global Income ETF strategy currently relies upon a combination of the Bond Model’s recommended exposure along with tactical investments in perceived lower risk and higher return opportunities in varying segments of the fixed income or equity markets.

The WBI Power Factor® High Dividend ETF (the “Passive Index Fund”) is intended to track its underlying index, the Solactive Power Factor™ High Dividend GTR Index, and can reasonably be compared to the index in evaluating its performance.

Investment Results: WBI BullBear Value 3000 ETF (WBIF)

For the fiscal year ended June 30, 2021, the WBI BullBear Value 3000 ETF (WBIF) returned +25.59% on a Net Asset Value (“NAV”) basis, and +25.63% based on market value, versus the +45.40% return of the Russell 3000 Value Total Return Index, the Fund’s benchmark.

Highlights:

•	Actively managed equity fund utilizing proprietary multifactor security selection models.

•	Seeks to manage risk to capital and provide attractive returns for long-term capital growth.

•	Proprietary dynamic trailing stop loss process is used to help identify sale candidates and manage downside risk.

•	Cash allocation is used as the primary risk mitigation tool, and the strategy can raise up to 100% cash.

•
As of June 30, 2021, the Fund held 32 securities in addition to a position in a money market fund which served as a cash equivalent. Ebay Inc., OneMain Holdings Inc., Lowes Inc., Coca-Cola Europacific Partners PLC, and Best Buy Inc. were some of the largest positions in the Fund on this date.

•
Examples of securities that made positive contributions to the Fund’s performance during the fiscal period include Target Corp, Signature Bank, NVIDIA Corp, United Parcel Service, and Altria Group Inc.

•
Examples of securities that detracted from the Fund’s performance during the fiscal period include Fidelity National Financial, Sarepta Therapeutics Inc., Home Depot Inc., Merck & Co Inc., and Oracle Corp.

•	Asset allocation and security selection decisions in Consumer Discretionary, Materials, and Utilities sectors positively affected Fund performance versus its benchmark during the period.

•
Protective allocations to Cash (and Cash Equivalents), along with asset allocation and security selection decisions in Health Care and Information Technology sectors negatively affected Fund performance versus its benchmark during the period.

•
In general, the combination of temporary cash allocations during periods of higher market volatility and a diversified equity portfolio that added more small and mid-capitalization company value exposure in the last three quarters of the fiscal period helped the Fund capture a significant amount of the equity market upside, while attempting to protect investors from excessive downside risk.

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued) June 30, 2021 (Unaudited)

Investment Results: WBI BullBear Yield 3000 ETF (WBIG)

For the fiscal year ended June 30, 2021, the WBI BullBear Yield 3000 ETF (WBIG) returned +20.36% on a NAV basis, and +20.46% based on market value, versus the +45.40% return of the Russell 3000 Value Total Return Index, the Fund’s benchmark.

Highlights:

•	Actively managed equity fund utilizing proprietary multifactor security selection models.

•	Seeks to manage risk to capital and provide attractive returns for long-term capital growth.

•	Proprietary dynamic trailing stop loss process is used to help identify sale candidates and manage downside risk.

•	Cash allocation is used as the primary risk mitigation tool, and the strategy can raise up to 100% cash.

•
As of June 30, 2021, the Fund held 28 securities in addition to a position in a money market fund which served as a cash equivalent. Ebay Inc., Polaris Inc., OneMain Holdings Inc., Franklin Resources Inc., and Advance Auto Parts Inc. were some of the largest positions in the Fund on this date.

•
Examples of securities that made positive contributions to the Fund’s performance during the fiscal period include Coca-Cola Europacific Partners PLC, Target Corp, Iron Mountain Inc., NVIDIA Corp, and United Parcel Service.

•
Examples of securities that detracted from the Fund’s performance during the fiscal period include Sarepta Therapeutics Inc., Cardinal Health Inc., PayPal Holdings Inc., Franklin Resources Inc. and BioNTech SE.

•	Asset allocation and security selection decisions in Real Estate, Utilities and Consumer Discretionary sectors positively affected Fund performance versus its benchmark during the period.

•
Protective allocations to Cash (and Cash Equivalents), along with asset allocation and security selection decisions in Health Care and Financial sectors negatively affected Fund performance versus its benchmark during the period.

•
In general, the combination of temporary cash allocations during periods of higher market volatility and a diversified equity portfolio that added more small and mid-capitalization company value exposure in the last three quarters of the fiscal period helped the Fund capture a significant amount of the equity market upside, while attempting to protect investors from excessive downside risk.

Investment Results: WBI BullBear Quality 3000 ETF (WBIL)

For the fiscal year ended June 30, 2021, the WBI BullBear Quality 3000 ETF (WBIL) returned +18.21% on a NAV basis, and +18.22% based on market value, versus the +44.16% return of the Russell 3000 Total Return Index, the Fund’s benchmark.

Highlights:

•	Actively managed equity fund utilizing proprietary multifactor security selection models.

•	Seeks to manage risk to capital and provide attractive returns for long-term capital growth.

•	Proprietary dynamic trailing stop loss process is used to help identify sale candidates and manage downside risk.

•	Cash allocation is used as the primary risk mitigation tool, and the strategy can raise up to 100% cash.

•
As of June 30, 2021, the Fund held 28 securities in addition to a position in a money market fund which served as a cash equivalent. Ebay Inc., Accenture PLC, Polaris Inc., Coca-Cola Europacific Partners PLC, and TE Connectivity Ltd. were some of the largest positions in the Fund on this date.

•	Examples of securities that made positive contributions to the Fund’s performance during the fiscal period include Target Corp, Ebay Inc., Lowes Inc, Iron Mountain Inc., and NVIDIA Corp.

•
Examples of securities that detracted from the Fund’s performance during the fiscal period include Ingredion Inc., Sherwin-Williams Co, Sarepta Therapeutics Inc., Market Axess Holdings Inc. and Advance Auto Parts Inc.

•	Asset allocation and security selection decisions in Real Estate, Consumer Discretionary and Industrials sectors positively affected Fund performance versus its benchmark during the period.

•
Protective allocations to Cash (and Cash Equivalents), along with asset allocation and security selection decisions in Financial and Information Technology sectors negatively affected Fund performance versus its benchmark during the period.

•
In general, the combination of temporary cash allocations during periods of higher market volatility and a diversified equity portfolio that added more small and mid-capitalization company value exposure in the last three quarters of the fiscal period helped the Fund capture a significant amount of the equity market upside, while attempting to protect investors from excessive downside risk.

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued) June 30, 2021 (Unaudited)

Investment Results: WBI BullBear Global Income ETF (WBII)

For the fiscal year ended June 30, 2021, the WBI BullBear Global Income ETF (WBII) returned +9.48% on a NAV basis, and +9.35% based on market value, versus the -0.33% return of the Bloomberg Barclays US Aggregate Bond Total Return Index, the Fund’s benchmark.

Highlights:

•	Actively managed fixed-income fund utilizing quantitative bond models and tactical allocation decisions.

•	Seeks to manage risk to capital and provide attractive returns for long-term capital growth.

•	Proprietary models are used to manage interest rate and credit quality risk in the portfolio.

•	Cash allocation can also be used to mitigate risk and the strategy can raise up to 100% cash.

•
As of June 30, 2021, the Fund held 6 securities in addition to a position in a money market fund which served as a cash equivalent. The SPDR Bloomberg Barclays Short Term High Yield Bond ETF, iShares 0-5 Year High Yield Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, Xtrackers USD High Yield Corporate Bond ETF, and VanEck Vectors Fallen Angel High Yield Bond ETF were some of the largest positions in the Fund on this date.

•
Examples of securities that made positive contributions to the Fund’s performance during the fiscal period include the VanEck Vectors Fallen Angel High Yield Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, and Xtrackers USD High Yield Corporate Bond ETF.

•
Examples of securities that detracted from the Fund’s performance during the fiscal period include the Vanguard Long-Term Treasury ETF, SPDR Portfolio Long Term Treasury ETF, and iShares 20+ Year Treasury Bond ETF.

•	Asset allocation and security selection decisions in the High Yield Corporate Bond sector positively affected Fund performance versus its benchmark during the period.

•	Asset allocation and security selection decisions in the U.S. Treasury Bond sector negatively affected Fund performance versus its benchmark during the period.

•
In general, quantitative models and tactical decisions used by the portfolio management team led to a significant allocation to High Yield Corporate Bond exposure throughout almost the entire fiscal period which helped the Fund outperform its benchmark while still attempting to protect investors from excessive downside risk.

Investment Results: WBI Power Factor® High Dividend ETF (WBIY)

For the fiscal year ended June 30, 2021, the WBI Power Factor® High Dividend ETF (WBIY) returned +53.09% on a NAV basis, and +53.40% based on market value, versus the +45.40% return of the Russell 3000 Value Total Return Index, the Fund’s benchmark, and versus the +52.51% return of the Solactive Power FactorTM High Dividend GTR Index, the Fund’s underlying index.

Highlights:

•	Passively managed equity fund intended to track the Solactive Power Factor™ High Dividend Index.

•	The underlying index utilizes a multifactor security selection model that attempts to identify companies with high quality fundamentals that also generate high dividend income.

•	The composition of the underlying index is adjusted quarterly and screened monthly for dividend cuts or an overall negative outlook concerning a constituent’s dividend policy.

•	Trading activity in the Fund results primarily from changes to the holdings of this underlying index.

•
As of June 30, 2021, the Fund held 50 securities in addition to a position in a money market fund which served as a cash equivalent. International Business Machines Corp, Philip Morris International Inc., AbbVie Inc., International Paper Company, and Gilead Sciences, Inc. were some of the largest positions in the Fund on this date.

•
Examples of securities that made positive contributions to the Fund’s performance during the fiscal period include Valero Energy Corp, LyondellBasell Industries, Philip Morris International Inc., Seagate Technology Holdings, and International Paper Co.

•	Examples of securities that detracted from the Fund’s performance during the fiscal period include HollyFrontier Corp, Altria Group Inc., Big Lots Inc., Genie Energy Ltd., and The Southern Company.

•	Asset allocation and security selection in Financials, Materials and Consumer Staples sectors positively affected Fund performance versus its benchmark during the period.

•	Asset allocation and security selection in Communication Services, Industrials and Consumer Discretionary sectors negatively affected Fund performance versus its benchmark during the period.

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued) June 30, 2021 (Unaudited)

•
In general, the underlying index, and therefore the Fund, were exposed to a diversified equity portfolio that contained a significant amount of small and mid-capitalization company exposure throughout the fiscal period. The Fund also maintained a large allocation to value based companies which exhibit quality fundamentals but appear to be undervalued. This helped the Fund capture a significant amount of the equity market upside and outperform its benchmark during the fiscal period as investors created intense demand for companies with strong fundamentals that were decimated during the initial pandemic related market decline and months that followed.

Investment Results: WBI BullBear Trend Switch US 3000 Total Return ETF (WBIT)

For the fiscal year ended June 30, 2021, the WBI BullBear Trend Switch US 3000 Total Return ETF (WBIT) returned +23.42% on a NAV basis, and +23.01% based on market value, versus the +44.16% of the Russell 3000 Total Return Index, the Fund’s benchmark.

Highlights:

•	Fund utilizes quantitative trend models to optimize risk and return for domestic stock and fixed income exposure.

•	Seeks to manage risk to capital and provide attractive returns for long-term capital growth.

•
Proprietary quantitative equity model is used to evaluate when conditions are deemed favorable for equity market exposure. Proprietary quantitative bond model is used to identify the credit quality and duration exposure that will be implemented when equity market exposure is deemed unfavorable. The combination of these quantitative model signals “switch” the recommended exposure of the entire Fund accordingly.

•
As of June 30, 2021, the Fund held 3 securities in addition to a position in a money market fund which served as a cash equivalent. The iShares Broad USD High Yield Corporate Bond ETF and the Xtrackers USD High Yield Corporate Bond ETF were the largest positions in the Fund on this date.

•
Examples of securities that contributed the most to the Fund’s performance during the fiscal period include the iShares Russell 3000 ETF, Vanguard Total Stock Market ETF, and Schwab U.S. Broad Market ETF.

•
Examples of securities that contributed the least to the Fund’s performance during the fiscal period include the VanEck Vectors Fallen Angel High Yield Bond ETF, Xtrackers USD High Yield Corporate Bond ETF, and iShares Broad USD High Yield Corporate Bond ETF.

•	Asset allocation and security selection in domestic equity exposure positively affected Fund performance versus its benchmark during the period.

•	Asset allocation and security selection in fixed-income exposure negatively affected Fund performance versus its benchmark during the period.

•
In general, the quantitative models used by the portfolio management team recommended equity market exposure throughout almost one third of the beginning of the fiscal year period which helped the Fund capture a significant amount of the equity market upside. However, the models subsequently recommended a switch out of equity market exposure and suggested long duration high yield corporate bond exposure instead in an attempt to protect investors from excessive downside risk while still maximizing return potential. The lack of equity market exposure for the rest of the fiscal year negatively affected Fund performance versus its benchmark, which is an equity market index. That said, the exposure to high yield corporate bonds produced good returns and income relative to other fixed-income sectors during the period of no equity market exposure in the Fund.

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued) June 30, 2021 (Unaudited)

Past performance is not a guarantee of future results.

Opinions expressed are those of WBI Investments, Inc. (“WBI”), the Funds’ investment sub-adviser, are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice or a solicitation to purchase or sell securities referenced in the Investment Commentary.

Exchange Traded Fund investing involves risk. Principal loss is possible. The Funds invest in emerging market and foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks can be greater in emerging markets. The Funds invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments by the Funds in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in mortgage-backed securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Because the Funds invest in other exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds may invest in exchange-traded notes (“ETN”), which are subject to the credit risk of the issuer. Additional risks include volatility, lack of liquidity, and sensitivity to currencies, commodities markets, and interest rate changes. The Funds may invest in Real Estate Investment Trusts (REIT). Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Funds may invest in master limited partnerships (“MLP”), which are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The Funds may also use options and future contracts, which have the risk of unlimited losses of the underlying holdings due to unanticipated market movements, and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. Diversification does not assure a profit or protect against a loss in a declining market.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

A stop loss order directs a brokerage firm to sell a specified security at the prevailing market price should that security’s price fall to or below a stipulated price. A stop limit order directs a brokerage firm to sell a specified security should that security’s price fall to or below a stipulated price, but only if the transaction can be executed at or above the limit price given as part of the order. The Funds use the Sub Advisor’s proprietary Dynamic Trailing Stop Loss System (DTS), which is designed to help control the risk to invested capital when investing in volatile securities and markets. The DTS is not a stop loss order or stop limit order placed with a brokerage firm, but an internal process for monitoring price movements. While the DTS may be used to initiate the process for selling a security, it does not assure that a particular execution price will be received.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. References to other funds should not be interpreted as an offer of these securities. For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

This report must be preceded or accompanied by a prospectus.

WBI Exchange Traded Funds are distributed by Foreside Fund Services, LLC.

Absolute Shares Trust
Management’s Discussion of Fund Performance (concluded) June 30, 2021 (Unaudited)

Benchmark Definitions

Unless otherwise indicated, the source for index price and performance data used in the discussion of market conditions and market commentary is Bloomberg.

The Russell 3000 Total Return Index is a float-adjusted market-cap weighted index that includes 3,000 stocks and covers 98% of the U.S. equity investable universe.

The Russell 3000 Value Total Return Index uses the value characteristic book-to-price ratio to create a style index based upon the Russell 3000 that contains companies with lower predicted and historical growth rates.

The Bloomberg Barclays US Aggregate Bond Total Return Index is calculated based on the U.S. dollar denominated, investment grade fixed-rate taxable bond market including treasury, government-related, corporate, MBS, ABS and CMBS debt, and includes the performance effect of income earned by securities in the index.

The Solactive Power FactorTM High Dividend GTR Index is constructed by scoring each ordinary dividend paying, common stock constituent from the 3,000 largest U.S. companies both directly and relative to industry peers using the three Power Factors and ranking those securities in descending order according to their dividend indicated yield. The 50 companies with the largest dividend indicated yield are subsequently chosen as Index components.

Other Index Definitions

The Dow Jones Industrial Average (DJIA or “The Dow”) is a price-weighted average of 30 of the largest blue-chip issues traded on the New York Stock Exchange.

The S&P 500 Index is a float-market-cap-weighted average of 500 large-cap U.S. companies in all major sectors.

The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

The Russell 1000 Index is a float-adjusted market-cap weighted index that includes the largest 1,000 stocks by market-cap of the Russell 3000 Index.

The Russell 2000 Index is a float-adjusted market-cap weighted index that includes the smallest 2,000 stocks by market-cap of the Russell 3000 Index.

The Russell 1000 Value Index uses the value characteristic book-to-price ratio to create a style index based upon the Russell 1000 that contains companies with lower predicted and historical growth rates.

The Russell 2000 Value Index uses the value characteristic book-to-price ratio to create a style index based upon the Russell 2000 that contains companies with lower predicted and historical growth rates.

Absolute Shares Trust
WBI BullBear Value 3000 ETF Performance Summary (Unaudited)

Due to the close proximity of the NAV and market returns for the Fund throughout the time period depicted in the graph, the separation of the respective line charts shown above may not be clearly visible.

			Since
Average Annual Returns			Inception
Period Ended June 30, 2021	1 Year	5 Years	(8/25/14)
WBI BullBear Value 3000 ETF — NAV	25.59%	8.78%	4.44%
WBI BullBear Value 3000 ETF — Market	25.63%	8.86%	4.44%
Russell 3000 Value Total Return	45.40%	11.99%	9.43%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.25%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2022. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI BullBear Yield 3000 ETF Performance Summary (Unaudited)

Due to the close proximity of the NAV and market returns for the Fund throughout the time period depicted in the graph, the separation of the respective line charts shown above may not be clearly visible.

			Since
Average Annual Returns			Inception
Period Ended June 30, 2021	1 Year	5 Years	(8/25/14)
WBI BullBear Yield 3000 — NAV	20.36%	7.22%	2.28%
WBI BullBear Yield 3000 — Market	20.46%	7.29%	2.28%
Russell 3000 Value Total Return	45.40%	11.99%	9.43%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.14%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2022. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI BullBear Quality 3000 ETF Performance Summary (Unaudited)

Due to the close proximity of the NAV and market returns for the Fund throughout the time period depicted in the graph, the separation of the respective line charts shown above may not be clearly visible.

			Since
Average Annual Returns			Inception
Period Ended June 30, 2021	1 Year	5 Years	(8/25/14)
WBI BullBear Quality 3000 ETF — NAV	18.21%	7.76%	3.61%
WBI BullBear Quality 3000 ETF — Market	18.22%	7.84%	3.62%
Russell 3000 Total Return	44.16%	17.89%	14.00%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.23%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2022. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI BullBear Global Income ETF Performance Summary (Unaudited)

Due to the close proximity of the NAV and market returns for the Fund throughout the time period depicted in the graph, the separation of the respective line charts shown above may not be clearly visible.

			Since
Average Annual Returns			Inception
Period Ended June 30, 2021	1 Year	5 Years	(8/25/14)
WBI BullBear Global Income ETF — NAV	9.48%	2.93%	2.61%
WBI BullBear Global Income ETF — Market	9.35%	2.90%	2.58%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.33)%	3.03%	3.27%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.22%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2022. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Power Factor® High Dividend ETF Performance Summary (Unaudited)

Due to the close proximity of the NAV and market returns for the Fund throughout the time period depicted in the graph, the separation of the respective line charts shown above may not be clearly visible.

		Since
Average Annual Returns		Inception
Period Ended June 30, 2021	1 Year	(12/19/16)
WBI Power Factor® High Dividend ETF — NAV	53.09%	7.62%
WBI Power Factor® High Dividend ETF — Market	53.40%	7.66%
Russell 3000 Value Index	45.40%	10.46%
Solactive Power Factor™ High Dividend GTR Index	52.51%	8.77%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 19, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 0.77%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 0.70% of average net assets until at least October 31, 2022. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI BullBear Trend Switch US 3000 Total Return ETF Performance Summary (Unaudited)

Due to the close proximity of the NAV and market returns for the Fund throughout the time period depicted in the graph, the separation of the respective line charts shown above may not be clearly visible.

		Since
Average Annual Returns		Inception
Period Ended June 30, 2021	1 Year	(5/28/19)
WBI BullBear Trend Switch US 3000 Total Return ETF — NAV	23.42%	5.93%
WBI BullBear Trend Switch US 3000 Total Return ETF — Market	23.01%	5.87%
Russell 3000 Total Return	44.16%	25.75%

This chart illustrates the performance of a hypothetical $10,000 investment made on May 28, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 0.89%. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
Portfolio Allocations

As of June 30, 2021 (Unaudited)

WBI BullBear Value 3000 ETF
Percentage of
Industry Group	Net Assets
Retailing	21.3%
Software & Services	8.5%
Materials	8.0%
Health Care Equipment
& Services	7.9%
Commercial &
Professional Services	7.8%
Diversified Financials	7.3%
Consumer Durables & Apparel	6.2%
Media & Entertainment	5.2%
Food, Beverage & Tobacco	4.7%
Food & Staples Retailing	4.0%
Insurance	4.0%
Automobiles & Components	3.3%
Capital Goods	3.0%
Semiconductors &
Semiconductor Equipment	2.2%
Technology Hardware
& Equipment	2.1%
Utilities	2.0%
Household & Personal Products	1.4%
Banks	0.9%
Short-Term Investments
and Other Assets and Liabilities	0.2%
TOTAL	100.0%

WBI BullBear Yield 3000 ETF
Percentage of
Industry Group	Net Assets
Retailing	17.3%
Diversified Financials	14.7%
Materials	11.1%
Consumer Durables & Apparel	10.1%
Capital Goods	7.1%
Media & Entertainment	6.2%
Food, Beverage & Tobacco	4.3%
Health Care Equipment
& Services	4.0%
Transportation	4.0%
Automobiles & Components	3.3%
Semiconductors &
Semiconductor Equipment	3.3%
Real Estate	3.2%
Technology Hardware
& Equipment	3.1%
Pharmaceuticals, Biotechnology
& Life Sciences	2.7%
Software & Services	2.7%
Insurance	2.1%
Short-Term Investments and
Other Assets and Liabilities	0.8%
TOTAL	100.0%

WBI BullBear Quality 3000 ETF
Percentage of
Industry Group	Net Assets
Retailing	20.4%
Software & Services	10.5%
Technology Hardware
& Equipment	9.5%
Pharmaceuticals, Biotechnology
& Life Science	7.0%
Materials	6.7%
Media & Entertainment	5.7%
Consumer Durables & Apparel	4.8%
Food, Beverage & Tobacco	4.6%
Insurance	4.2%
Health Care Equipment
& Services	4.0%
Semiconductors &
Semiconductor Equipment	4.0%
Capital Goods	3.9%
Food & Staples Retailing	3.9%
Diversified Financials	3.1%
Automobiles & Components	3.0%
Real Estate	2.6%
Transportation	1.2%
Short-Term Investments and
Other Assets and Liabilities	0.9%
TOTAL	100.0%

WBI BullBear Global Income ETF
Percentage of
Industry Group	Net Assets
Exchange Traded Funds	98.9%
Short-Term Investments and
Other Assets and Liabilities	1.1%
TOTAL	100.0%

WBI Power Factor® High Dividend ETF
Percentage of
Industry Group	Net Assets
Food, Beverage & Tobacco	19.0%
Pharmaceuticals, Biotechnology
& Life Sciences	15.5%
Materials	10.8%
Banks	9.3%
Insurance	9.3%
Utilities	8.2%
Media & Entertainment	7.6%
Software & Services	6.0%
Telecommunication Services	4.6%
Diversified Financials	3.4%
Technology Hardware
& Equipment	2.5%
Commercial &
Professional Services	1.1%
Food & Staples Retailing	1.0%
Consumer Durables & Apparel	0.5%
Retailing	0.5%
Short-Term Investments and
Other Assets and Liabilities	0.7%
TOTAL	100.0%

WBI BullBear Trend Switch
US 3000 Total Return ETF
Percentage of
Industry Group	Net Assets
Exchange Traded Funds	99.2%
Short-Term Investments and
Other Assets and Liabilities	0.8%
TOTAL	100.0%

Absolute Shares Trust
WBI BullBear Value 3000 ETF
Schedule of Investments
June 30, 2021

Shares/ Amount	Security Description	Value
COMMON STOCKS — 99.8%

Automobiles & Components — 3.3%
2,580	Tesla, Inc. *	$1,753,626

Banks — 0.9%
11,659	Bank of the Ozarks +	491,544

Capital Goods — 3.0%
3,023	Dover Corp.	455,264
3,064	Lockheed Martin Corp.	1,159,264
		1,614,528
Commercial & Professional Services — 7.8%
17,703	ManpowerGroup, Inc.	2,105,064
85,447	Nielsen Holdings PLC — ADR (c)	2,107,977
		4,213,041
Consumer Durables & Apparel — 6.2%
117,733	Hanesbrands, Inc.	2,198,075
8,200	Polaris Industries, Inc. +	1,123,072
		3,321,147
Diversified Financials — 7.3%
37,712	Jefferies Financial Group, Inc.	1,289,750
43,700	OneMain Holdings, Inc.	2,618,067
		3,907,817
Food & Staples Retailing — 4.0%
15,140	Walmart, Inc.	2,135,043

Food, Beverage & Tobacco — 4.7%
42,638	Coca-Cola European
	Partners PLC — ADR (c)	2,529,286

Health Care Equipment & Services — 7.9%
4,735	Humana, Inc. +	2,096,279
16,163	Quest Diagnostics, Inc. +	2,133,031
		4,229,310
Household & Personal Products — 1.4%
5,647	Procter & Gamble Company	761,950

Insurance — 4.0%
33,697	Principal Financial Group, Inc.	2,129,314

Materials — 8.0%
40,944	CF Industries Holdings, Inc.	2,106,569
21,993	CRH PLC — ADR +(c)	1,118,124
8,994	Eastman Chemical Company	1,050,050
		4,274,743
Media & Entertainment — 5.2%
4,728	Facebook, Inc. *	1,643,973
2,165	Netflix, Inc. *	1,143,575
		2,787,548
Retailing — 21.3%
314	Amazon.com, Inc. *	1,080,210
21,783	Best Buy Company, Inc.	2,504,609
10,534	Dollar General Corp. +	2,279,452
42,493	eBay, Inc. +	2,983,434
13,175	Lowe’s Companies, Inc.	2,555,555
		11,403,260
Semiconductors & Semiconductor Equipment — 2.2%
1,470	NVIDIA Corp.	1,176,147

Software & Services — 8.5%
5,135	Accenture PLC — Class A — ADR (c)	1,513,746
966	Shopify, Inc. — ADR *(c)	1,411,307
4,230	Zoom Video Communications, Inc. *	1,637,137
		4,562,190
Technology Hardware & Equipment — 2.1%
8,215	Apple, Inc.	1,125,126

Utilities — 2.0%
40,844	AES Corp.	1,064,803
TOTAL COMMON STOCKS
(Cost $51,496,466)		53,480,423

SHORT TERM INVESTMENTS — 0.2%
114,637	U.S. Bank Money Market
	Deposit Account, 0.00% (d)	114,637
TOTAL SHORT TERM INVESTMENTS
(Cost $114,637)		114,637

INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING — 18.7%
10,046,198	Mount Vernon Liquid Assets
	Portfolio, LLC, 0.11% (a)(b)	10,046,198
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $10,046,198)		10,046,198
TOTAL INVESTMENTS — 118.7%
(Cost $61,657,301)		63,641,258
Liabilities in Excess of Other Assets — (18.7)%		(10,044,155)
NET ASSETS — 100.0%		$53,597,103
_________
PLC	Public Limited Company
ADR	American Depository Receipt
*	Non-income producing security.
+	All or portion of this security is on loan as of June 30, 2021. Total value of securities on loan is $9,817,609.
(a)	The rate quoted is the annualized seven-day yield as of June 30, 2021.
(b)	Privately offered liquidity fund.
(c)	Foreign issued security. Foreign concentration is as follows: United Kingdom: 8.65%, Ireland: 4.91%, Canada: 2.63%.
(d)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust WBI BullBear Yield 3000 ETF Schedule of Investments June 30, 2021

Shares/ Amount	Security Description	Value
COMMON STOCKS — 96.0%

Automobiles & Components — 3.3%
2,282	Tesla, Inc. *	$1,551,075

Capital Goods — 7.1%
10,675	General Dynamics Corp.	2,009,676
6,348	L3Harris Technologies, Inc.	1,372,120
		3,381,796
Consumer Durables & Apparel — 10.1%
29,579	Leggett & Platt, Inc. +	1,532,488
35,773	Newell Brands, Inc.	982,684
16,641	Polaris Industries, Inc. +	2,279,152
		4,794,324
Diversified Financials — 14.7%
69,939	Franklin Resources, Inc.	2,237,349
37,428	OneMain Holdings, Inc.	2,242,312
2,511	T. Rowe Price Group, Inc. +	497,103
20,523	The Blackstone Group Inc. +	1,993,604
		6,970,368
Food, Beverage & Tobacco — 4.3%
20,815	Philip Morris International, Inc.	2,062,975

Health Care Equipment & Services — 4.0%
14,357	Quest Diagnostics, Inc. +	1,894,693

Insurance — 2.1%
20,607	American International Group, Inc.	980,893

Materials — 11.1%
36,307	CF Industries Holdings, Inc.	1,867,995
11,165	Eastman Chemical Company	1,303,514
33,852	International Paper Company	2,075,466
		5,246,975
Media & Entertainment — 6.2%
4,181	Facebook, Inc. *	1,453,776
2,860	Netflix, Inc. *	1,510,680
		2,964,456
Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
18,965	Gilead Sciences, Inc.	1,305,930

Retailing — 17.3%
10,199	Advance Auto Parts, Inc.	2,092,223
415	Amazon.com, Inc. *	1,427,666
37,379	eBay, Inc. +	2,624,380
37,675	Kohl’s Corp.	2,076,269
		8,220,538
Semiconductors & Semiconductor Equipment — 3.3%
1,941	NVIDIA Corp.	1,552,994

Software & Services — 2.7%
886	Shopify, Inc. — ADR *(c)	1,294,428

Technology Hardware & Equipment — 3.1%
10,850	Apple, Inc.	1,486,016

Transportation — 4.0%
9,153	United Parcel Service, Inc. — Class B	1,903,549
TOTAL COMMON STOCKS
(Cost $43,733,152)		45,611,010

REITS — 3.2%

Real Estate — 3.2%
36,147	Iron Mountain, Inc. +	1,529,741
TOTAL REITS
(Cost $1,114,710)		1,529,741

SHORT TERM INVESTMENTS — 0.8%
358,366	U.S. Bank Money Market
	Deposit Account, 0.00% (d)	358,366
TOTAL SHORT TERM INVESTMENTS
(Cost $358,366)		358,366

INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING — 25.1%
11,917,550	Mount Vernon Liquid Assets
	Portfolio, LLC, 0.11% (a)(b)	11,917,550
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $11,917,550)		11,917,550
TOTAL INVESTMENTS — 125.1%
(Cost $57,123,778)		59,416,667
Liabilities in Excess of Other Assets — (25.1)%		(11,939,244)
NET ASSETS — 100.0%		$47,477,423
_________
ADR	American Depository Receipt
*	Non-income producing security.
+	All or portion of this security is on loan as of June 30, 2021. Total value of securities on loan is $11,626,933.
(a)	The rate quoted is the annualized seven-day yield as of June 30, 2021.
(b)	Privately offered liquidity fund.
(c)	Foreign issued security. Foreign concentration is as follows: Canada: 2.73%.
(d)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI BullBear Quality 3000 ETF
Schedule of Investments
June 30, 2021

Shares/ Amount	Security Description	Value
COMMON STOCKS — 96.5%

Automobiles & Components — 3.0%
1,999	Tesla, Inc. *	$1,358,720

Capital Goods — 3.9%
34,196	Fastenal Company	1,778,192

Consumer Durables & Apparel — 4.8%
15,865	Polaris Industries, Inc. +	2,172,871

Diversified Financials — 3.1%
23,831	OneMain Holdings, Inc.	1,427,715

Food & Staples Retailing — 3.9%
45,617	The Kroger Company	1,747,587

Food, Beverage & Tobacco — 4.6%
35,336	Coca-Cola European
	Partners PLC — ADR (c)	2,096,132

Health Care Equipment & Services — 4.0%
13,687	Quest Diagnostics, Inc. +	1,806,273

Insurance — 4.2%
16,374	Cincinnati Financial Corp. +	1,909,536

Materials — 6.7%
39,832	CRH PLC — ADR +(c)	2,025,059
8,860	Eastman Chemical Company	1,034,405
		3,059,464
Media & Entertainment — 5.7%
3,663	Facebook, Inc. *	1,273,662
2,472	Netflix, Inc. *	1,305,735
		2,579,397
Pharmaceuticals, Biotechnology & Life Sciences — 7.0%
16,596	AbbVie, Inc.	1,869,373
18,923	Gilead Sciences, Inc.	1,303,038
		3,172,411
Retailing — 20.4%
8,179	Advance Auto Parts, Inc.	1,677,840
353	Amazon.com, Inc. *	1,214,377
17,786	Best Buy Company, Inc.	2,045,034
35,590	eBay, Inc. +	2,498,774
14,254	Genuine Parts Company	1,802,703
		9,238,728
Semiconductors & Semiconductor Equipment — 4.0%
9,477	Texas Instruments, Inc.	1,822,427

Software & Services — 10.5%
7,667	Accenture PLC — Class A — ADR (c)	2,260,155
848	Shopify, Inc. — ADR *(c)	1,238,911
3,277	Zoom Video Communications, Inc. *+	1,268,297
		4,767,363
Technology Hardware & Equipment — 9.5%
9,354	Apple, Inc.	1,281,124
4,610	Motorola Solutions, Inc.	999,679
15,182	TE Connectivity, LTD. — ADR (c)	2,052,758
		4,333,561
Transportation — 1.2%
2,557	United Parcel Service, Inc. — Class B	531,779
TOTAL COMMON STOCKS
(Cost $41,975,563)		43,802,156

REITS — 2.6%

Real Estate — 2.6%
28,045	Iron Mountain, Inc. +	1,186,864
TOTAL REITS
(Cost $855,608)		1,186,864

SHORT TERM INVESTMENTS — 1.0%
433,563	U.S. Bank Money Market
	Deposit Account, 0.00% (d)	433,563
TOTAL SHORT TERM INVESTMENTS
(Cost $433,563)		433,563

INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING — 23.6%
10,736,777	Mount Vernon Liquid Assets
	Portfolio, LLC, 0.11% (a)(b)	10,736,777
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $10,736,777)		10,736,777
TOTAL INVESTMENTS — 123.7%
(Cost $54,001,511)		56,159,360
Liabilities in Excess of Other Assets — (23.7)%		(10,752,266)
NET ASSETS — 100.0%		$45,407,094
_________
PLC	Public Limited Company
ADR	American Depository Receipt
*	Non-income producing security.
+	All or portion of this security is on loan as of June 30, 2021. Total value of securities on loan is $10,492,342.
(a)	The rate quoted is the annualized seven-day yield as of June 30, 2021.
(b)	Privately offered liquidity fund.
(c)	Foreign issued security. Foreign concentration is as follows: Ireland: 9.44%, United Kingdom: 4.62%, Switzerland: 4.52%, Canada: 2.73%.
(d)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI BullBear Global Income ETF
Schedule of Investments
June 30, 2021

Shares/ Amount	Security Description	Value
EXCHANGE TRADED FUNDS — 98.9%
267,237	iShares 0-5 Year High Yield
	Corporate Bond ETF +	$12,308,936
269,676	iShares Broad USD High Yield
	Corporate Bond ETF	11,250,883
139,409	iShares U.S. Preferred Stock ETF +	5,483,653
451,500	SPDR Bloomberg Barclays
	Short -Term High Yield Bond ETF	12,452,370
169,437	VanEck Vectors Fallen Angel
	High Yield Bond ETF	5,574,478
177,431	Xtrackers USD High Yield
	Corporate Bond ETF +	7,152,243
TOTAL EXCHANGE TRADED FUNDS
(Cost $52,473,606)		54,222,563

SHORT TERM INVESTMENTS — 1.2%
669,261	U.S. Bank Money Market
	Deposit Account, 0.00% (c)	669,261
TOTAL SHORT TERM INVESTMENTS
(Cost $669,261)		669,261

INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING — 33.8%
18,521,125	Mount Vernon Liquid Assets
	Portfolio, LLC, 0.11% (a)(b)	18,521,125
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $18,521,125)		18,521,125
TOTAL INVESTMENTS — 133.9%
(Cost $71,663,992)		73,412,949
Liabilities in Excess of Other Assets — (33.9)%		(18,579,911)
NET ASSETS — 100.0%		$54,833,038
_________
+	All or portion of this security is on loan as of June 30, 2021. Total value of securities on loan is $18,116,305.
(a)	The rate quoted is the annualized seven-day yield as of June 30, 2021.
(b)	Privately offered liquidity fund.
(c)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Power Factor® High Dividend ETF
Schedule of Investments
June 30, 2021

Shares	Security Description	Value
COMMON STOCKS — 99.3%

Banks — 9.3%
13,697	Ames National Corp.	$335,714
31,072	Associated Bank Corp.	636,355
8,475	C&F Financial Corp.	432,225
18,066	Citizens Holding Co. +	333,498
62,557	First Horizon Corp. +	1,080,985
92,557	New York Community Bancorp, Inc. +	1,019,978
13,606	Norwood Financial Corp. +	353,756
14,672	Penns Woods Bancorp, Inc.	349,487
18,418	Premier Financial Bancorp, Inc.	310,343
12,057	The First Bancorp Inc.	355,079
11,307	Union Bankshares Inc. +	409,313
44,764	United Security Bancshares	365,722
		5,982,455
Commercial & Professional Services — 1.1%
16,981	Ennis, Inc.	365,431
24,007	Resources Connection, Inc.	344,741
		710,172
Consumer Durables & Apparel — 0.5%
12,311	Ethan Allen Interiors, Inc. +	339,784

Diversified Financials — 3.4%
13,946	Artisan Partners Asset
	Management, Inc. — Class A	708,736
11,121	Moelis & Company	632,674
43,343	Navient Corp. +	837,820
		2,179,230
Food & Staples Retailing — 1.0%
17,756	SpartanNash Company +	342,868
13,876	Village Super Market, Inc.	326,225
		669,093
Food, Beverage & Tobacco — 19.0%
63,162	Altria Group, Inc.	3,011,564
56,073	B&G Foods, Inc. +	1,839,194
37,822	Philip Morris International, Inc.	3,748,538
72,243	The Kraft Heinz Company	2,946,070
6,063	Universal Corp.	345,409
24,189	Vector Group Ltd.	342,033
		12,232,808
Insurance — 9.3%
6,068	Mercury General Corp.	394,116
42,268	Old Republic International Corp.	1,052,896
36,850	Principal Financial Group, Inc.	2,328,551
4,097	Safety Insurance Group, Inc.	320,713
25,161	Universal Insurance Holdings, Inc.	349,235
54,264	Unum Group	1,541,098
		5,986,609
Materials — 10.8%
46,500	Dow, Inc.	2,942,520
54,540	International Paper Company	3,343,847
7,065	Schweitzer-Mauduit International, Inc.	285,285
51,394	SunCoke Energy, Inc.	366,953
		6,938,605
Media & Entertainment — 7.6%
89,312	Interpublic Group of Companies, Inc.	2,901,747
25,202	Omnicom Group, Inc. +	2,015,908
		4,917,655
Pharmaceuticals, Biotechnology & Life Sciences — 15.5%
32,492	AbbVie, Inc.	3,659,899
46,993	Gilead Sciences, Inc.	3,235,938
79,085	Pfizer, Inc.	3,096,968
		9,992,805
Retailing — 0.5%
9,511	Franchise Group, Inc.	335,453

Software & Services — 6.0%
26,197	International Business Machines Corp.	3,840,218

Technology Hardware & Equipment — 2.5%
67,487	Xerox Holdings Corp. +	1,585,270

Telecommunication Services — 4.6%
53,566	Verizon Communications, Inc.	3,001,303

Utilities — 8.2%
22,632	Clearway Energy, Inc. +	599,295
43,922	South Jersey Industries, Inc. +	1,138,898
46,285	Southern Company	2,800,705
34,465	Spark Energy, Inc. +	390,488
31,323	Star Group LP	350,818
		5,280,204
TOTAL COMMON STOCKS
(Cost $59,009,140)		63,991,664

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Power Factor® High Dividend ETF
Schedule of Investments (concluded)
June 30, 2021

Shares/
Amount	Security Description	Value
SHORT TERM INVESTMENTS — 0.5%
324,825	U.S. Bank Money Market
	Deposit Account, 0.00% (c)	$324,825
TOTAL SHORT TERM INVESTMENTS
(Cost $324,825)		324,825

INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING — 15.8%
10,187,164	Mount Vernon Liquid Assets
	Portfolio, LLC, 0.11% (a)(b)	10,187,164
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $10,187,164)		10,187,164
TOTAL INVESTMENTS — 115.6%
(Cost $69,521,129)		74,503,653
Liabilities in Excess of Other Assets — (15.6)%		(10,046,430)
NET ASSETS — 100.0%		$64,457,223
_________
+	All or portion of this security is on loan as of June 30, 2021. Total value of securities on loan is $9,985,948.
(a)	The rate quoted is the annualized seven-day yield as of June 30, 2021.
(b)	Privately offered liquidity fund.
(c)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI BullBear Trend Switch US 3000 Total Return ETF
Schedule of Investments
June 30, 2021

Shares/ Amount	Security Description	Value
EXCHANGE TRADED FUNDS — 99.2%
276,304	iShares Broad USD High Yield
	Corporate Bond ETF +	$11,527,403
178,524	VanEck Vectors Fallen Angel
	High Yield Bond ETF	5,873,439
283,361	Xtrackers USD High Yield
	Corporate Bond ETF +	11,422,282
TOTAL EXCHANGE TRADED FUNDS
(Cost $27,437,790)		28,823,124

SHORT TERM INVESTMENTS — 0.8%
241,982	U.S. Bank Money Market
	Deposit Account, 0.00% (c)	241,982
TOTAL SHORT TERM INVESTMENTS
(Cost $241,982)		241,982

INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING — 33.8%
9,816,387	Mount Vernon Liquid Assets
	Portfolio, LLC, 0.11% (a)(b)	9,816,387
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $9,816,387)		9,816,387
TOTAL INVESTMENTS — 133.8%
(Cost $37,496,159)		38,881,493
Liabilities in Excess of Other Assets — (33.8)%		(9,827,977)
NET ASSETS — 100.0%		$29,053,516
_________
+	All or portion of this security is on loan as of June 30, 2021. Total value of securities on loan is $9,586,916.
(a)	The rate quoted is the annualized seven-day yield as of June 30, 2021.
(b)	Privately offered liquidity fund.
(c)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Assets and Liabilities

June 30, 2021

				WBI BullBear
	WBI BullBear	WBI BullBear	WBI BullBear	Global
	Value 3000 ETF	Yield 3000 ETF	Quality 3000 ETF	Income ETF
ASSETS
Investments in securities, at value *+ (Note 2)	$63,641,258	$59,416,667	$56,159,360	$73,412,949
Receivable for investments sold	—	2,163,393	—	—
Dividends and interest receivable	71,545	124,453	44,697	—
Prepaid expenses and other assets	6,325	6,263	6,264	7,446
Securities lending income receivable	129	116	120	5,793
Total Assets	63,719,257	61,710,892	56,210,441	73,426,188

LIABILITIES
Payables
Collateral received for securities loaned (Note 7)	10,046,198	11,917,550	10,736,777	18,521,125
Investments purchased	—	2,239,678	—	—
Management fees	41,204	41,597	32,061	38,630
Administration and fund accounting fees	16,616	16,611	16,574	16,389
Audit fees	8,851	8,850	8,849	8,510
Legal fees	3,216	3,216	3,228	3,131
Accrued other expenses	3,020	2,965	2,811	2,862
Custody fees	2,071	2,024	2,069	1,525
Chief Compliance Officer fee	975	975	975	975
Directors fees	3	3	3	3
Total Liabilities	10,122,154	14,233,469	10,803,347	18,593,150
NET ASSETS	$53,597,103	$47,477,423	$45,407,094	$54,833,038

NET ASSETS CONSIST OF:
Paid-in capital	$67,253,550	$103,508,017	$70,394,022	$63,353,798
Total distributable earnings (accumulated deficit)	(13,656,447)	(56,030,594)	(24,986,928)	(8,520,760)
Net Assets	$53,597,103	$47,477,423	$45,407,094	$54,833,038
*Cost
Investments in securities	$61,657,301	$57,123,778	$54,001,511	$71,663,992
Net Asset Value (unlimited shares authorized):
Net Assets	$53,597,103	$47,477,423	$45,407,094	$54,833,038
Shares Outstanding^	1,688,315	1,780,183	1,477,182	2,200,000
Net Asset Value, Offering and Redemption Price per Share	$31.75	$26.67	$30.74	$24.92

^	No Par Value
+	Including securities on loan of $9,817,609, $11,626,933, $10,492,342, and $18,116,305, respectively.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Assets and Liabilities (concluded)

June 30, 2021

		WBI BullBear
	WBI Power	Trend Switch
	Factor® High	US 3000 Total
	Dividend ETF	Return ETF
ASSETS
Investments in securities, at value *+ (Note 2)	$74,503,653	$38,881,493
Dividends and interest receivable	190,481	—
Prepaid expenses and other assets	6,641	—
Securities lending income receivable	2,167	2,587
Total Assets	74,702,942	38,884,080

LIABILITIES
Payables
Collateral received for securities loaned (Note 7)	10,187,164	9,816,387
Management fees	23,678	13,475
Administration and fund accounting fees	16,727	—
Audit fees	8,512	—
Accrued other expenses	3,510	—
Legal fees	3,130	699
Custody fees	2,020	—
Chief Compliance Officer fee	975	—
Directors fees	3	3
Total Liabilities	10,245,719	9,830,564
NET ASSETS	$64,457,223	$29,053,516

NET ASSETS CONSIST OF:
Paid-in capital	$72,152,824	$31,338,965
Total accumulated deficit	(7,695,601)	(2,285,449)
Net Assets	$64,457,223	$29,053,516
*Cost
Investments in securities	$69,521,129	$37,496,159
Net Assets	$64,457,223	$29,053,516
Shares Outstanding^	2,350,000	1,425,000
Net Asset Value, Offering and Redemption Price per Share	$27.43	$20.39

^	No Par Value
+	Including securities on loan of $9,985,948 and $9,586,916, respectively.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Operations

For the Year Ended June 30, 2021

				WBI BullBear
	WBI BullBear	WBI BullBear	WBI BullBear	Global
	Value 3000 ETF	Yield 3000 ETF	Quality 3000 ETF	Income ETF
INVESTMENT INCOME
Income:
Dividends +	$1,250,819	$1,523,349	$799,986	$2,728,961
Interest	450	591	584	48
Securities lending income (Note 7)	3,048	4,267	3,321	49,077
Total Investment Income	1,254,317	1,528,207	803,891	2,778,086

Expenses:
Management fees (Note 3)	360,464	443,660	407,206	511,361
Administration, fund accounting and custodian fees (Note 6)	108,594	108,904	109,013	105,383
Professional fees	59,250	59,251	59,394	55,294
Insurance expenses	15,980	15,980	15,980	12,712
Director’s fees and expenses	13,743	13,743	13,743	13,743
Exchange fees	12,164	12,251	12,251	11,970
Shareholder reporting expenses	2,079	2,079	2,259	3,092
Miscellaneous expenses	6,579	6,582	6,584	5,967
Total Expenses	578,853	662,450	626,430	719,522
Less: Fees (Waived)/Recouped	(48,760)	(10,012)	(29,355)	—
Net Expenses	530,093	652,438	597,075	719,522
Net Investment Income	724,224	875,769	206,816	2,058,564

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments in securities	8,002,798	7,963,136	6,968,780	2,456,849
Capital gain distributions from regulated investment companies	—	—	—	3,475
Net change in unrealized appreciation of:
Investments in securities	716,494	596,299	823,939	1,210,676
Net realized and unrealized gain on investments	8,719,292	8,559,435	7,792,719	3,671,000
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$9,443,516	$9,435,204	$7,999,535	$5,729,564

+	Net of withholding taxes of $0, $285, $(2,498), and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Operations (concluded)

For the Year Ended June 30, 2021

		WBI BullBear
	WBI Power	Trend Switch
	Factor® High	US 3000 Total
	Dividend ETF	Return ETF
INVESTMENT INCOME
Income:
Dividends +	$2,659,053	$1,105,571
Interest	39	19
Securities lending income (Note 7)	9,279	14,004
Total Investment Income	2,668,371	1,119,594

Expenses:
Management fees (Note 3)	270,347	201,440
Administration, fund accounting and custodian fees (Note 6)	107,984	—
Professional fees	55,326	9,081
Insurance expenses	12,713	—
Director’s fees and expenses	13,743	13,742
Exchange fees	8,694	—
Shareholder reporting expenses	4,808	—
Miscellaneous expenses	5,770	—
Total Expenses	479,385	224,263
Less: Fees (Waived)/Recouped	(135,307)	—
Net Expenses	344,078	224,263
Net Investment Income	2,324,293	895,331

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments in securities	10,512,040	3,090,476
Net change in unrealized appreciation of:
Investments in securities	6,832,069	2,765,312
Net realized and unrealized gain on investments	17,344,109	5,855,788
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,668,402	$6,751,119

+	Net of withholding taxes of $807 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Changes in Net Assets

	WBI BullBear Value 3000 ETF		WBI BullBear Yield 3000 ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$724,224	$138,640	$875,769	$627,020
Net realized gain (loss) on investments	8,002,798	(2,930,985)	7,963,136	(2,736,843)
Net change in unrealized appreciation (depreciation)
of investments	716,494	340,176	596,299	(1,041,124)
Net increase (decrease) in net assets
resulting from operations	9,443,516	(2,452,169)	9,435,204	(3,150,947)
DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(581,210)	(242,901)	(827,211)	(686,952)
From return of capital	—	—	—	(84,576)
Total distributions to shareholders	(581,210)	(242,901)	(827,211)	(771,528)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
from capital share transactions	1,516,665	(4,384,166)	(20,377,660)	(11,302,452)
Total increase (decrease) in net assets	$10,378,971	$(7,079,236)	$(11,769,667)	$(15,224,927)
NET ASSETS
Beginning of Year	$43,218,132	$50,297,368	$59,247,090	$74,472,017
End of Year	$53,597,103	$43,218,132	$47,477,423	$59,247,090

	WBI BullBear Quality 3000 ETF		WBI BullBear Global Income ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$206,816	$144,387	$2,058,564	$3,863,654
Net realized gain (loss) on investments	6,968,780	86,761	2,460,324	(4,662,930)
Net change in unrealized appreciation (depreciation)
of investments	823,939	(1,423,422)	1,210,676	(691,493)
Net increase (decrease) in net assets
resulting from operations	7,999,535	(1,192,274)	5,729,564	(1,490,769)
DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(101,423)	(170,658)	(2,031,404)	(3,857,876)
From return of capital	—	(44,276)	—	—
Total distributions to shareholders	(101,423)	(214,934)	(2,031,404)	(3,857,876)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets
from capital share transactions	(16,625,190)	(5,660,263)	(17,136,175)	(62,668,770)
Total decrease in net assets	$(8,727,078)	$(7,067,471)	$(13,438,014)	$(68,017,415)
NET ASSETS
Beginning of Year	$54,134,172	$61,201,643	$68,271,053	$136,288,468
End of Year	$45,407,094	$54,134,172	$54,833,038	$68,271,053

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust Statements of Changes in Net Assets (concluded)

			WBI BullBear Trend Switch
	WBI Power Factor High Dividend ETF		US 3000 Total Return ETF
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$2,324,293	$3,758,238	$895,331	$2,026,808
Net realized gain (loss) on investments	10,512,040	(22,486,976)	3,090,476	(5,324,834)
Net change in unrealized appreciation (depreciation)
of investments	6,832,069	1,078,651	2,765,312	(1,872,826)
Net increase (decrease) in net assets
resulting from operations	19,668,402	(17,650,087)	6,751,119	(5,170,852)
DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,233,944)	(3,729,916)	(869,319)	(1,930,968)
From net realized gain	—	—	—	(964,261)
Total distributions to shareholders	(2,233,944)	(3,729,916)	(869,319)	(2,895,229)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
from capital share transactions	4,820,810	(39,578,465)	(12,108,760)	(3,683,280)
Total increase (decrease) in net assets	$22,255,268	$(60,958,468)	$(6,226,960)	$(11,749,361)
NET ASSETS
Beginning of Year	$42,201,952	$103,160,421	$35,280,476	$47,029,837
End of Year	$64,457,223	$42,201,952	$29,053,516	$35,280,476

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Financial Highlights

For capital share outstanding throughout each year

	WBI BullBear Value 3000 ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net Asset Value, Beginning of Year	$25.60	$27.19	$28.19	$26.20	$21.85
Income (Loss) from Investment Operations:
Net investment income[1]	0.49	0.07	0.32	0.18	0.29
Net gain (loss) on investments (realized and unrealized)[3]	6.05	(1.54)	(0.99)	2.00	4.35
Total from investment operations	6.54	(1.47)	(0.67)	2.18	4.64
Less Distributions:
Distributions from net investment income	(0.39)	(0.12)	(0.33)	(0.19)	(0.29)
Total Distributions	(0.39)	(0.12)	(0.33)	(0.19)	(0.29)
Net asset value, end of year	$31.75	$25.60	$27.19	$28.19	$26.20
Market price, end of year	$31.77	$25.61	$27.16	$28.17	$26.28
Net Assets Total Return[4]	25.59%	-5.40%	-2.53%	8.40%	21.34%

Supplemental Data:
Net assets, end of year (000’s)	$53,597	$43,218	$50,297	$64,843	$78,601
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.36%	1.25%	1.18%	1.05%	1.03%
Expenses after fees (waived)/recouped	1.25%	1.25%	1.18%	1.05%	1.03%
Net investment income to average net assets	1.71%	0.27%	1.11%	0.64%	1.19%
Portfolio turnover rate[2]	800%	894%	567%	527%	388%

	WBI BullBear Yield 3000 ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net Asset Value, Beginning of Year	$22.53	$24.02	$25.87	$22.89	$20.25
Income (Loss) from Investment Operations:
Net investment income[1]	0.41	0.21	0.51	0.25	0.31
Net gain (loss) on investments (realized and unrealized)[3]	4.13	(1.46)	(1.84)	2.98	2.66
Total from investment operations	4.54	(1.25)	(1.33)	3.23	2.97
Less Distributions:
Distributions from net investment income	(0.40)	(0.21)	(0.52)	(0.25)	(0.33)
Tax return of capital to shareholders	—	(0.03)	—	—	—
Total Distributions	(0.40)	(0.24)	(0.52)	(0.25)	(0.33)
Net asset value, end of year	$26.67	$22.53	$24.02	$25.87	$22.89
Market price, end of year	$26.68	$22.52	$23.96	$25.83	$22.95
Net Assets Total Return[4]	20.36%	-5.22%	-5.22%	14.14%	14.82%

Supplemental Data:
Net assets, end of year (000’s)	$47,477	$59,247	$74,472	$82,779	$78,982
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.27%	1.14%	1.04%	1.04%	1.02%
Expenses after fees (waived)/recouped	1.25%	1.14%	1.04%	1.04%	1.02%
Net investment income to average net assets	1.68%	0.88%	2.04%	0.99%	1.47%
Portfolio turnover rate[2]	820%	895%	610%	491%	352%

[1]	Calculated based on average shares outstanding during the period.
[2]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[3]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[4]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Financial Highlights (continued)

For capital share outstanding throughout each year

	WBI BullBear Quality 3000 ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net Asset Value, Beginning of Year	$26.06	$27.20	$26.07	$25.25	$21.87
Income (Loss) from Investment Operations:
Net investment income[1]	0.12	0.07	0.20	0.23	0.22
Net gain (loss) on investments (realized and unrealized)[3]	4.62	(1.10)	1.13	0.81	3.42
Total from investment operations	4.74	(1.03)	1.33	1.04	3.64
Less Distributions:
Distributions from net investment income	(0.06)	(0.09)	(0.20)	(0.22)	(0.26)
Tax return of capital to shareholders	—	(0.02)	—	—	—
Total Distributions	(0.06)	(0.11)	(0.20)	(0.22)	(0.26)
Net asset value, end of year	$30.74	$26.06	$27.20	$26.07	$25.25
Market price, end of year	$30.75	$26.07	$27.18	$26.10	$25.32
Net Assets Total Return[4]	18.21%	-3.79%	5.08%	4.11%	16.80%

Supplemental Data:
Net assets, end of year (000’s)	$45,407	$54,134	$61,202	$59,955	$47,983
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.31%	1.23%	1.21%	1.07%	1.04%
Expenses after fees (waived)/recouped	1.25%	1.23%	1.21%	1.07%	1.04%
Net investment income to average net assets	0.43%	0.27%	0.74%	0.86%	0.94%
Portfolio turnover rate[2]	838%	886%	477%	553%	320%

	WBI BullBear Global Income ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net Asset Value, Beginning of Year	$23.54	$25.24	$23.86	$25.35	$25.18
Income (Loss) from Investment Operations:
Net investment income[1]	0.84	1.00	0.87	0.68	0.38
Net gain (loss) on investments (realized and unrealized)[3]	1.36	(1.72)	1.40	(1.47)	0.20
Total from investment operations	2.20	(0.72)	2.27	(0.79)	0.58
Less Distributions:
Distributions from net investment income	(0.82)	(0.98)	(0.89)	(0.70)	(0.41)
Distributions from net realized gain	—	—	—	—	—
Total Distributions	(0.82)	(0.98)	(0.89)	(0.70)	(0.41)
Net asset value, end of year	$24.92	$23.54	$25.24	$23.86	$25.35
Market price, end of year	$24.88	$23.53	$25.20	$23.83	$25.38
Net Assets Total Return[4]	9.48%	-2.97%	9.75%	-3.20%	2.36%

Supplemental Data:
Net assets, end of year (000’s)	$54,833	$68,271	$136,288	$96,626	$162,243
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.20%	1.03%	0.99%	1.02%	1.00%
Expenses after fees (waived)/recouped	1.20%	1.03%	0.99%	1.02%	1.00%
Net investment income to average net assets	3.42%	4.02%	3.60%	2.71%	1.53%
Portfolio turnover rate[2]	331%	1116%	686%	551%	479%

[1]	Calculated based on average shares outstanding during the period.
[2]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[3]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[4]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Financial Highlights (concluded)

For capital share outstanding throughout each period/year

	WBI Power Factor® High Dividend ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017[1]
Net Asset Value, Beginning of Period/Year	$18.76	$24.56	$26.87	$24.22	$25.00
Income (Loss) from Investment Operations:
Net investment income[3]	1.10	1.12	1.12	1.21	0.53
Net gain (loss) on investments (realized and unrealized)[8]	8.65	(5.76)	(2.08)	3.19	(0.94)
Total from investment operations	9.75	(4.64)	(0.96)	4.40	(0.41)
Less Distributions:
Distributions from net investment income	(1.08)	(1.16)	(1.13)	(1.15)	(0.37)
Distributions from net realized gain	—	—	(0.22)	(0.60)	—
Total Distributions	(1.08)	(1.16)	(1.35)	(1.75)	(0.37)
Net asset value, end of period/year	$27.43	$18.76	$24.56	$26.87	$24.22
Market price, end of period/year	$27.48	$18.75	$24.53	$26.87	$24.34
Net Assets Total Return[9]	53.09%	-19.24%	-3.25%	18.51%	-1.64%[4]

Supplemental Data:
Net assets, end of period/year (000’s)	$64,457	$42,202	$103,160	$52,402	$33,903
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	0.98%	0.77%	0.70%	0.85%	1.37%[5]
Expenses after fees (waived)/recouped	0.70%	0.70%	0.70%	0.70%	0.70%[5]
Net investment income to average net assets	4.73%	4.83%	4.46%	4.73%	3.81%[5]
Portfolio turnover rate[7]	191%	196%	163%	171%	78%[4]

			WBI BullBear Trend Switch US 3000 Total Return ETF
			Year Ended	Year Ended	Period Ended
			June 30, 2021	June 30, 2020	June 30, 2019[2]
Net Asset Value, Beginning of Period/Year			$17.00	$20.67	$20.00
Income (Loss) from Investment Operations:
Net investment income[3]			0.56	0.98	0.02
Net gain (loss) on investments (realized and unrealized)[8]			3.41	(3.25)	0.67
Total from investment operations			3.97	(2.27)	0.69
Less Distributions:
Distributions from net investment income			(0.58)	(0.95)	(0.02)
Distributions from net realized gain			—	(0.45)	—
Total Distributions			(0.58)	(1.40)	(0.02)
Net asset value, end of period/year			$20.39	$17.00	$20.67
Market price, end of period/year			$20.37	$17.04	$20.69
Net Assets Total Return[9]			23.42%	-11.65%	3.45%[4]

Supplemental Data:
Net assets, end of period/year (000’s)			$29,054	$35,280	$47,030
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped			0.72%	0.70%	0.66%[6]
Expenses after fees (waived)/recouped			0.72%	0.70%	0.66%[6]
Net investment income to average net assets			2.89%	5.02%	1.07%[6]
Portfolio turnover rate[7]			99%	1393%	126%[4]

[1]	Fund commenced operations on December 19, 2016. The information presented is for the period from December 19, 2016 to June 30, 2017.
[2]	Fund commenced operations on May 28, 2019. The information presented is for the period from May 28, 2019 to June 30, 2019.
[3]	Calculated based on average shares outstanding during the period.
[4]	Not Annualized.
[5]	Annualized.
[6]	Annualized. The ratios to average net assets shown for the WBI BullBear Trend Switch US 3000 Total Return ETF were amended to be annualized after the issuance of the June 30, 2019 annual report.
[7]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[8]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[9]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Notes to Financial Statements
June 30, 2021

NOTE 1 — ORGANIZATION

Absolute Shares Trust (the “Trust”) was organized as a Delaware statutory trust on November 7, 2013 and is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of the following six separate investment portfolios (each, a “Fund” or, individually and, together, the “Funds”):

WBI BullBear Value 3000 ETF
WBI BullBear Yield 3000 ETF
WBI BullBear Quality 3000 ETF
WBI BullBear Global Income ETF
WBI Power Factor® High Dividend ETF
WBI BullBear Trend Switch US 3000 Total Return ETF

Each Fund is classified as diversified for purposes of the 1940 Act.

The Funds’ investment advisor, Millington Securities, Inc. (“Advisor” or “Affiliated Broker Dealer”), has selected its affiliate, WBI Investments, Inc. (“Sub-Advisor”), to act as Sub-Advisor. Both the Advisor and Sub-Advisor are registered as investment advisors with the Securities and Exchange Commission (“SEC”). The Advisor is also registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority. The Board of Trustees (the “Board” and each member a “Trustee”) supervises the conduct of the Funds.

The end of the reporting period for the Funds is June 30, 2021, and the period covered by these Notes to Financial Statements is the fiscal period from July 1, 2020 through June 30, 2021 for all funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America U.S. GAAP and are stated in U.S. dollars. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets, liabilities and the disclosure of contingent assets and liabilities at June 30, 2021. Actual results could differ from these estimates.

A. Valuation. All equity securities, including domestic common stocks, preferred stocks, exchange traded funds and exchange traded notes, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market, Nasdaq Select Market and Nasdaq Capital Market (collectively “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices is used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price is used.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Shares in privately offered liquidity funds are valued at their NAV per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued by the Trust’s valuation committee based on the valuation procedures adopted by the Board (the “Valuation Procedures”) and information it receives from the Sub-Advisor and U.S. Bancorp Fund Services, LLC (“Fund Services”). When a security is “fair valued”, consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Valuation Procedures. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2021

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; including the Funds’ Valuation Committee’s assumptions used in determining the fair value of investments. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

WBI BullBear Value 3000 ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$53,480,423	$—	$—	$53,480,423
Short-Term Investments	114,637	—	—	114,637
Investments Purchased With Proceeds From Securities Lending	—	10,046,198	—	10,046,198
Total Investments in Securities, at value	$53,595,060	$10,046,198	$—	$63,641,258

WBI BullBear Yield 3000 ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$45,611,010	$—	$—	$45,611,010
REITS	1,529,741	—	—	1,529,741
Short-Term Investments	358,366	—	—	358,366
Investments Purchased With Proceeds From Securities Lending	—	11,917,550	—	11,917,550
Total Investments in Securities, at value	$47,499,117	$11,917,550	$—	$59,416,667

WBI BullBear Quality 3000 ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$43,802,156	$—	$—	$43,802,156
REITS	1,186,864	—	—	1,186,864
Short-Term Investments	433,563	—	—	433,563
Investments Purchased With Proceeds From Securities Lending	—	10,736,777	—	10,736,777
Total Investments in Securities, at value	$45,422,583	$10,736,777	$—	$56,159,360

WBI BullBear Global Income ETF
Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$54,222,563	$—	$—	$54,222,563
Short-Term Investments	669,261	—	—	669,261
Investments Purchased With Proceeds From Securities Lending	—	18,521,125	—	18,521,125
Total Investments in Securities, at value	$54,891,824	$18,521,125	$—	$73,412,949

WBI Power Factor™ High Dividend ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$63,991,664	$—	$—	$63,991,664
Short-Term Investments	324,825	—	—	324,825
Investments Purchased With Proceeds From Securities Lending	—	10,187,164	—	10,187,164
Total Investments in Securities, at value	$64,316,489	$10,187,164	$—	$74,503,653

WBI BullBear Trend Switch US 3000 Total Return ETF
Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$28,823,124	$—	$—	$28,823,124
Short-Term Investments	241,982	—	—	241,982
Investments Purchased With Proceeds From Securities Lending	—	9,816,387	—	9,816,387
Total Investments in Securities, at value	$29,065,106	$9,816,387	$—	$38,881,493

^  See Schedules of Investments for breakout of investments by industry group classification.

As of the end of the reporting period, the Funds did not recognize any transfers to or from Level 3.

B. Certain Risks. Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds. The shares of the Funds are referred to herein as “Fund Shares” or “Shares”.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2021

ETF and Other Investment Companies Risk — When a Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. A Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, a Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Market Risk — Either the stock market as a whole or the value of a Fund asset or an investment held by an exchange-traded product (“ETP”) in which a Fund invests may go down, resulting in a decrease in the NAV of the Fund or its Shares or a decrease in the market price of the Shares. Local, regional or global events such as war, acts of terrorism, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value.

Equity Securities Risk — Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If a Fund or an ETP holds common stock equivalents of any given issuer, the Fund or ETP will generally be exposed to greater risk than if the Fund or ETP held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk — Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Funds’ investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Fluctuation of Net Asset Value — The NAV of the Shares will fluctuate with changes in market value of the Funds’ holdings.

Shares are Not Individually Redeemable — Shares are only redeemable by the Funds at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only Authorized Participants (“APs”) may engage in such creation and redemption transactions directly with the Funds. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

C. Federal Income Taxes. The Funds’ policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and various state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

D. Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Premiums and discounts are amortized/accreted using the effective interest method over the lives of the respective debt instruments.

E. Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid by WBI BullBear Value 3000 ETF, WBI BullBear Quality 3000 ETF, WBI Power Factor® High Dividend ETF, and WBI BullBear Trend Switch US 3000 Total Return ETF, on a quarterly basis. Distributions to shareholders from net investment income are declared and paid by WBI BullBear Yield 3000 ETF on a monthly basis. Distributions from net realized gains on securities are normally declared and paid by all Funds on an annual basis. Distributions are recorded on the ex-dividend date.

F. Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE ARCA, Inc., the exchange

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2021

where the Funds’ shares are listed, is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s NAV per share.

G. Guarantees and Indemnifications. The Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.

H. Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2021, the following table shows the reclassifications made:

	Distributable Earnings
	(Accumulated Deficit)	Paid-In Capital
WBI BullBear Value 3000 ETF	$(564,152)	$564,152
WBI BullBear Yield 3000 ETF	(1,710,243)	1,710,243
WBI BullBear Quality 3000 ETF	(1,680,098)	1,680,098
WBI BullBear Global Income ETF	(1,060,339)	1,060,339
WBI PowerFactor® High Dividend ETF	(1,629,640)	1,629,640
WBI BullBear Trend Switch US 3000 Total Return ETF	(493,252)	493,252

During the year ended June 30, 2021, the Funds realized capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund Shares for securities held by a Fund rather than for cash. Because the gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains/losses to paid-in capital. The following table shows the impact to each Fund:

WBI BullBear Value 3000 ETF	$602,858
WBI BullBear Yield 3000 ETF	1,738,585
WBI BullBear Quality 1000 ETF	1,730,435
WBI BullBear Global Income ETF	1,068,192
WBI Power Factor® High Dividend ETF	1,658,000
WBI BullBear Trend Switch US 3000 Total Return ETF	497,528

I. Expenses.  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets or evenly among the Funds.

J. Subsequent Events. In preparing these financial statements, the Advisor has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. There were no events or transactions that occurred during the period subsequent to June 30, 2021 that materially impacted that amounts or disclosures in the Funds’ financial statements.

K. New Accounting Pronouncements and Other Matters. On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022.  Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. None of the Funds have recently engaged in derivatives trading and are not expected to be impacted by the Rule.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

NOTE 3 — MANAGEMENT FEE

Pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor serves as the investment advisor, makes investment decisions for each Fund, and manages the investment portfolios of the Funds, subject to the supervision of and policies of the Board. Under the Advisory Agreement for the Funds, the Advisor may retain an investment sub-advisor for the Funds, subject to approval by the Board and Fund shareholders. Under a sub-advisory agreement,

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2021

(“Sub-Advisory Agreement”) the Sub-Advisor serves as the investment sub-advisor and is responsible for the day to day management of the Funds, subject to the supervision of the Advisor and the Board. For the services the Sub-Advisor provides to each Fund, the Sub-Advisor receives a fee that is equal to 0.85% per year of the average daily net assets (calculated daily and paid monthly) of WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, WBI BullBear Quality 3000 ETF, and WBI BullBear Global Income ETF. For the services the Sub-Adviser provides to WBI Power Factor® High Dividend ETF, the Sub-Advisor receives a fee that is equal to 0.55% per year of average daily net assets, which is calculated daily and paid monthly. The Advisor is paid 0.04% of each Fund’s average daily net assets (calculated daily and paid monthly) from the management fees collected by the Sub-Advisor.

Separately, under the Advisory Agreement, for the WBI BullBear Trend Switch US 3000 Total Return ETF, the Advisor has agreed to pay or will cause its affiliated Sub-Advisor to pay, all of the expenses of the Funds, except for: the fee payment under the Advisory Agreement, payments under each Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), compensation and expenses of the independent Trustees (including independent Trustee counsel fees), litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto). For the services the Sub-Advisor provides to the Funds, the Sub-Advisor receives a fee that is equal to 0.65% per year of the average daily net assets of the Funds which is calculated daily and paid monthly. The Advisor is paid 0.04% of the Funds’ average daily net assets (calculated daily and paid monthly) from the management fees collected by the Sub-Advisor.

NOTE 4 — PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Sub-Advisory Agreement, the Sub-Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The Sub-Advisor typically determines to execute portfolio transactions through the Advisor in its capacity as a registered broker-dealer (the “Affiliated Broker Dealer”). For the current fiscal period, the Affiliated Broker Dealer did not receive any explicit brokerage commissions paid by the Funds. However, the Affiliated Broker Dealer did receive compensation in connection with Fund portfolio transactions in the form of payment for order flow (“PFOF”). PFOF is compensation that the Affiliated Broker Dealer receives for routing orders to certain market destinations. The PFOF paid by market centers to the Affiliated Broker Dealer impacts the “net” transaction prices ultimately received by customers of the Affiliated Broker Dealer, including the Sub-Advisor and the Funds, as the market centers utilized by the Affiliated Broker Dealer will generally adjust execution prices to account for the PFOF arrangements (higher for purchases, lower for sales). Currently, the Affiliated Broker Dealer receives the following monetary payments which are paid, at the same level, by all market centers that receive orders routed by the Affiliated Broker Dealer: $0.0125 per share for all equity security executions and $0.0150 per share for all exchange traded product (“ETP”) executions, subject to certain limited exceptions.

NOTE 5 — EXPENSE LIMITATION AND REIMBURSEMENT

The Sub-Advisor has entered into an Expense Limitation Agreement (an “Agreement”) with the Trust to waive the fees and reimburse expenses of each Fund until at least October 31, 2021 (the “Expiration Date”) so that the total operating expenses (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with U.S. GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) and organizational costs (the “Operating Expenses”) of WBI Power Factor® High Dividend ETF is limited to 0.70% and each of the remaining Funds is limited to 1.25% of average net assets (the “Expense Cap”). The Sub-Advisor may discontinue its obligations under the Agreements at any time in its sole discretion after the Expiration Date. The Funds have agreed to repay the amounts borne by the Sub-Advisor under the Agreements within the three year period after the Sub-Advisor bears the expense, when and if requested by the Sub-Advisor, to the extent the Operating Expenses of the Funds are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Operating Expenses. The repayment may not raise the level of Operating Expenses of the Funds in the month of repayment to exceed the Expense Cap.

The following table shows the remaining waived and/or reimbursed expenses subject to potential recovery during the current fiscal period. The Sub-Advisor may recapture a portion of the unreimbursed amounts no later than the dates stated:

	Expiration
	June 30, 2022	June 30, 2023	June 30, 2024
WBI BullBear Value 3000 ETF	$—	$—	$48,759
WBI BullBear Yield 3000 ETF	—	—	10,011
WBI BullBear Quality 3000 ETF	—	—	29,355
WBI Power Factor® High Dividend ETF	17,864	55,416	135,307

The Funds must pay their current ordinary operating expense before the Sub-Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees’ review and approval.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2021

NOTE 6 — COMPLIANCE AND ADMINISTRATION SERVICING AGREEMENTS

The Trust has entered into an agreement with Foreside Fund Officers Services, LLC (F/K/A, Foreside Compliance Services, LLC) (“FFOS”), whereby FFOS agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-1 of the 1940 Act.

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”) serves as the independent administrator and U.S. Bank National Association (the “Custodian” and “Securities Lending Agent”) serves as the custodian to the Funds. Under the Fund Administration Servicing, Fund Accounting Servicing, and Transfer Agent Servicing Agreements, the Administrator is responsible for keeping financial books and records of the Funds and generally managing the administrative affairs and transfer agency services.

NOTE 7 — SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Custodian and Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars and shall be collateralized in the amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. During the current fiscal period, Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

At period end, the value of the securities on loan and payable for collateral due to broker were as follows:

Fund	Value of Securities on Loan	Collateral Received*
WBI BullBear Value 3000 ETF	$9,817,609	$10,046,198
WBI BullBear Yield 3000 ETF	11,626,933	11,917,550
WBI BullBear Quality 3000 ETF	10,492,342	10,736,777
WBI BullBear Global Income ETF	18,116,305	18,521,125
WBI Power Factor® High Dividend ETF	9,985,948	10,187,164
WBI BullBear Trend Switch US 3000 Total Return ETF	9,586,916	9,816,387
________

*
The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio as shown on the Schedule of Investments, a short-term investment portfolio with an overnight and continuous maturity.

Fees and interest income earned on collateral investments and recognized by the Funds during the current fiscal year, was as follows:

Fees and Interest Income Earned

Fund	Fees and Interest Income Earned
WBI BullBear Value 3000 ETF	3,048
WBI BullBear Yield 3000 ETF	4,267
WBI BullBear Quality 3000 ETF	3,321
WBI BullBear Global Income ETF	49,077
WBI Power Factor® High Dividend ETF	9,279
WBI BullBear Trend Switch US 3000 Total Return ETF	14,004

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2021

Offsetting Assets and Liabilities. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following is a summary of the arrangements subject to offsetting during the current fiscal period.

			Gross Amounts	Net Amounts
		Value of	Offset in the	Presented in the
		Securities	Statement of	Statement of	Collateral	Net
Fund	Description	on Loan	Assets & Liabilities	Assets & Liabilities	Received	Amount
WBI BullBear Value 3000 ETF	Securities Lending	$9,817,609	$—	$9,817,609	$9,817,609	$—
WBI BullBear Yield 3000 ETF	Securities Lending	11,626,933	—	11,626,933	11,626,933	—
WBI BullBear Quality 3000 ETF	Securities Lending	10,492,342	—	10,492,342	10,492,342	—
WBI BullBear Global Income ETF	Securities Lending	18,116,305	—	18,116,305	18,116,305	—
WBI Power Factor® High Dividend ETF	Securities Lending	9,985,948	—	9,985,948	9,985,948	—
WBI BullBear Trend Switch
US 3000 Total Return ETF	Securities Lending	9,586,916	—	9,586,916	9,586,916	—

NOTE 8 — TAX INFORMATION

The tax character of distributions declared by the Funds was as follows:

	Year/Period Ended June 30, 2021			Year/Period Ended June 30, 2020
	Ordinary	Long Term	Return of	Ordinary	Long Term	Return of
Fund	Income	Capital Gain	Capital	Income	Capital Gain	Capital
WBI BullBear Value 3000 ETF	$581,210	$—	$—	$242,901	$—	$—
WBI BullBear Yield 3000 ETF	827,211	—	—	—	84,576	—
WBI BullBear Quality 3000 ETF	101,423	—	—	170,658	—	44,276
WBI BullBear Global Income ETF	2,031,404	—	—	3,857,876	—	—
WBI Power Factor® High Dividend ETF	2,233,944	—	—	3,729,916	—	—
WBI BullBear Trend Switch US 3000 Total Return ETF[1]	869,319	—	—	—	—	—

1	Information for WBI BullBear Trend Switch US 3000 Total Return ETF is for the period from May 28, 2019 to June 30, 2019

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2021.

As of June 30, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

	WBI BullBear	WBI BullBear	WBI BullBear	WBI BullBear
	Value 3000 ETF	Yield 3000 ETF	Quality 3000 ETF	Global Income ETF
Cost of investments	$61,657,301	$57,123,778	$54,001,532	$71,664,079
Gross tax unrealized appreciation	2,212,761	2,389,203	2,331,284	1,748,957
Gross tax unrealized depreciation	(228,804)	(96,314)	(173,456)	(87)
Net tax unrealized appreciation	1,983,957	2,292,889	2,157,828	1,748,870

		WBI BullBear
	WBI Power	Trend Switch
	Factor® High	US 3000 Total
	Dividend ETF	Return ETF
Cost of investments	$69,596,659	$37,496,159
Gross tax unrealized appreciation	6,063,284	1,385,334
Gross tax unrealized depreciation	(1,156,290)	—
Net tax unrealized appreciation	4,906,994	1,385,334

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2021

As of June 30, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

	WBI BullBear	WBI BullBear	WBI BullBear	WBI BullBear
	Value 3000 ETF	Yield 3000 ETF	Quality 3000 ETF	Global Income ETF
Net tax unrealized appreciation	$1,983,957	$2,292,889	$2,157,828	$1,748,870
Undistributed ordinary income	443,446	566,518	562,173	32,938
Undistributed long term gain (loss)	—	—	—	—
Total distributable earnings	443,446	566,518	562,173	32,938
Other accumulated loss	(16,103,850)	(58,890,001)	(27,706,929)	(10,302,568)
Total accumulated loss	$(13,676,447)	$(56,030,594)	$(24,980,829)	$(8,520,760)

		WBI BullBear
	WBI Power	Trend Switch
	Factor® High	US 3000 Total
	Dividend ETF	Return ETF
Net tax unrealized appreciation	$4,906,994	$1,385,334
Undistributed ordinary income	189,530	26,012
Undistributed long term gain (loss)	—	—
Total distributable earnings	189,530	26,012
Other accumulated loss	(12,792,125)	(3,696,795)
Total accumulated loss	$(7,695,601)	$(2,285,449)

Net capital losses incurred after October 31, 2020, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of June 30, 2021, the Funds had the following short-term and long-term capital loss carryforwards available for federal income tax purposes, with an indefinite expiration:

	Short-Term	Long-Term
WBI BullBear Value 3000 ETF+	16,103,208	642
WBI BullBear Yield 3000 ETF+	58,890,001	—
WBI BullBear Quality 3000 ETF+	27,706,929	—
WBI BullBear Global Income ETF	10,302,567	—
WBI PowerFactor® High Dividend ETF	5,092,224	7,699,901
WBI BullBear Trend Switch US 3000 Total Return ETF	3,696,795	—

+	Annual limitation may apply to a portion of the losses under IRC 382.

At June 30, 2021, the following funds deferred, on a tax basis, late year losses of:

	Capital	Ordinary
WBI BullBear Value 3000 ETF	—	—
WBI BullBear Yield 3000 ETF	—	—
WBI BullBear Quality 3000 ETF	—	—
WBI BullBear Global Income ETF	—	—
WBI PowerFactor® High Dividend ETF	—	—
WBI BullBear Trend Switch US 3000 Total Return ETF	—	—

NOTE 9 — PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions, were as follows:

Fund	Purchases	Sales
WBI BullBear Value 3000 ETF	$323,608,416	$308,346,761
WBI BullBear Yield 3000 ETF	396,129,462	377,580,418
WBI BullBear Quality 3000 ETF	370,217,611	351,794,800
WBI BullBear Global Income ETF	196,135,847	196,558,902
WBI Power Factor® High Dividend ETF	92,507,613	92,503,420
WBI BullBear Trend Switch US 3000 Total Return ETF	30,262,925	30,366,482

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2021

During the current fiscal period, the values of the in-kind security transactions were as follows:

Fund	Subscriptions	Redemptions
WBI BullBear Value 3000 ETF	$12,831,444	$11,590,280
WBI BullBear Yield 3000 ETF	15,262,562	33,687,226
WBI BullBear Quality 3000 ETF	12,972,495	27,308,751
WBI BullBear Global Income ETF	1,219,801	18,187,229
WBI Power Factor® High Dividend ETF	18,210,268	13,408,737
WBI BullBear Trend Switch US 3000 Total Return ETF	2,919,185	14,965,740

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

NOTE 10 — SHARE TRANSACTIONS

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges as the other shares of such Fund.

The Trust has entered into an agreement with NYSE Group, Inc. to list the Funds’ (“Shares”) on NYSE Arca, Inc., an indirect wholly-owned subsidiary of NYSE Group, Inc. Market prices for the Shares may be different from their NAV. The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called Creation Units. Each Fund’s typical creation unit size is as follows:

Fund	Creation Unit
WBI BullBear Value 3000 ETF	50,000
WBI BullBear Yield 3000 ETF	50,000
WBI BullBear Quality 3000 ETF	50,000
WBI BullBear Global Income ETF	50,000
WBI Power Factor® High Dividend ETF	50,000
WBI BullBear Trend Switch US 3000 Total Return ETF	25,000

Creation Units will be issued and redeemed principally in-kind, however, the Trust reserves the right to offer a cash option for creations and redemptions of Shares. Once created, Shares generally will trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Corporation participant and, in each case, must have executed a participant agreement with Foreside Fund Services, LLC, the Funds’ distributor (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Transactions in each Fund’s shares were as follows:

	WBI BullBear Value 3000 ETF				WBI BullBear Yield 3000 ETF
	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2021		June 30, 2020		June 30, 2021		June 30, 2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	450,000	$13,741,370	500,000	$13,545,824	600,000	$15,370,200	750,000	$17,952,857
Shares Issued in Connection
with Acquisition	—	—	288,316	7,730,719	—	—	430,183	10,042,053
Shares Redeemed	(450,000)	(12,224,705)	(950,001)	(25,660,709)	(1,450,000)	(35,747,860)	(1,650,000)	(39,297,362)
	—	$1,516,665	(161,685)	$(4,384,166)	(850,000)	$(20,377,660)	(469,817)	$(11,302,452)
Beginning Shares	1,688,315		1,850,000		2,630,183		3,100,000
Ending Shares	1,688,315		1,688,315		1,780,183		2,630,183

Absolute Shares Trust
Notes to Financial Statements (concluded)
June 30, 2021

	WBI BullBear Quality 3000 ETF				WBI BullBear Global Income ETF
	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2021		June 30, 2020		June 30, 2021		June 30, 2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	450,000	$13,158,315	550,001	$13,827,837	50,000	$1,237,430	—	$—
Shares Issued in Connection
with Acquisition	—	—	227,182	5,906,637	—	—	—	—
Shares Redeemed	(1,050,001)	(29,783,505)	(950,000)	(25,394,737)	(750,000)	(18,373,605)	(2,500,000)	(62,668,770)
	(600,001)	$(16,625,190)	(172,817)	$(5,660,263)	(700,000)	$(17,136,175)	(2,500,000)	$(62,668,770)
Beginning Shares	2,077,183		2,250,000		2,900,000		5,400,000
Ending Shares	1,477,182		2,077,183		2,200,000		2,900,000

	WBI Power Factor® High Dividend ETF				WBI BullBear Trend Switch US 3000 Total Return ETF
	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2021		June 30, 2020		June 30, 2021		June 30, 2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	700,000	$18,438,840	150,000	$3,460,740	150,000	$2,941,075	900,000	$17,998,358
Shares Redeemed	(600,000)	(13,618,030)	(2,100,000)	(43,039,205)	(800,000)	(15,049,835)	(1,100,000)	(21,681,638)
	100,000	$4,820,810	(1,950,000)	$(39,578,465)	(650,000)	$(12,108,760)	(200,000)	$(3,683,280)
Beginning Shares	2,250,000		4,200,000		2,075,000		2,275,000
Ending Shares	2,350,000		2,250,000		1,425,000		2,075,000

Absolute Shares Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors Absolute Shares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, WBI BullBear Quality 3000 ETF, WBI BullBear Global Income ETF, WBI Power Factor® High Dividend ETF (commenced operations on December 19, 2016) and WBI BullBear Trend Switch US 3000 Total Return ETF (commenced operations May 28, 2019), six funds constituting Absolute Shares Trust (the “Trust”), including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period since commencement of operations in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each fund constituting Absolute Shares Trust as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and the financial highlights for each of the years or period since commencement of operations in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust  in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2014.

New York, New York
August 27, 2021

Absolute Shares Trust
Trustees and Officers
(Unaudited)

Number of
				Portfolios	Other
				in Fund	Directorships
	Position(s)	Term of Office		Complex	Held by
	Held	and Length of	Principal Occupation(s)	Overseen by	Trustee During
Name and Year of Birth(1)	with Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Past 5 Years
Independent Trustees:

Jude T. Depko	Trustee	Since	Technical Consultant,	6	None
1946		June 2014	Michael Baker Jr., Inc.
(consulting) (2009 to present).

John A. Flanagan	Trustee	Since	Chief Financial Officer and	6	None
1946		June 2014	Treasurer, ETF Managers Trust
(investment company) (2015 to
present); Principal Financial
Officer, ETF Managers Capital,
LLC (commodity pool operator)
(2014 to present); President,
John A. Flanagan CPA, LLC
(accounting services)
(2010 to present).

Andrew Putterman	Trustee	Since	Principal, 1812 Park, LLC	6	Independent Board
1959		June 2014	(financial consulting) (2014 to		Member of Steben
			present); Advisory Board Member,		Select Multi-Strategy
			Silver Lane Advisors (2016 to		Fund (2018 to
			present); Advisory Board Member,		present); Independent
			Vestigo Ventures 1 GP, LLC (2016		Board Member of
			to present); Managing Director, B+		Steben Select
			Institutional Services, LLC		Managed Futures
			(2014 to present).		Strategy Fund
(2018 to present);
Independent Board
Member of Steben
Alternative
Investment Funds
(2018 to present)

Absolute Shares Trust
Trustees and Officers (continued)
(Unaudited)

Number of
				Portfolios	Other
				in Fund	Directorships
	Position(s)	Term of Office		Complex	Held by
	Held	and Length of	Principal Occupation(s)	Overseen by	Trustee During
Name and Year of Birth(1)	with Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Past 5 Years
Interested Trustees:

Don Schreiber, Jr.	Trustee,	Since	Co-Chief Executive Officer,	6	None
1955(4)	President and	November 2013	Director, Treasurer and Co-Portfolio
	Principal		Manager, WBI Investments, Inc.
	Executive		(registered investment advisor)
	Officer		(1984 to present); Chief Executive
Officer, Treasurer, Director
Millington Securities, Inc.
(registered investment advisor
and broker-dealer) (2013 to present);
Chief Executive Officer, Vice
President, Director and Treasurer,
WBI Trading, Inc. (financial services)
(2011 to present); Chief Executive
Officer, Vice President, Director
and Treasurer, Hartshorne Group,
Inc. (wealth management services)
(2008 to present); Managing Member,
Secretary, Treasurer, and Chief
Visionary Officer, CyborgTech,
LLC (2019 to present).

Matthew Schreiber	Trustee	Since	Co-Chief Executive Officer of WBI	6	None
1980(4)		June 2014	Investments, Inc. (2019 to present);
Chief Investment Strategist of WBI
Investments, Inc. (2017 to Present),
Chief Executive Officer of CyborgTech,
LLC (2019 to present).

Absolute Shares Trust
Trustees and Officers (concluded)
(Unaudited)

	Position(s)	Term of Office
	Held	and Length
Name and Year of Birth(1)	with Trust	of Time Served(2)	Principal Occupation(s) During Past 5 Years
Other Officers:

Ann Schreiber	Secretary	Since	President, CyborgTech, LLC (2019 to present); Chief Marketing
1984(5)		June 2014	Officer, WBI Investments, Inc. (2015 to present); Secretary, WBI
Trading, Inc. (2012 to present); Secretary, Millington Securities, Inc.
(2013 to present); Secretary, Hartshorne Group, Inc. (2012 to present);
Corporate Secretary, WBI Investments, Inc. (2012 to present); Project
Manager, Advisor Toolbox, Inc. (2008 to present).

Steven Van Solkema	Treasurer &	Since	President, WBI Investments Inc. (2020 to present); Chief Investment
1970	Principal	November 2015	Officer and Co-Portfolio Manager, WBI Investments, Inc. (2019 to
	Financial		present); Chief Quantitative Officer, CyborgTech, LLC (2019 to present);
	Officer		Chief Operating Officer, Millington Securities, Inc. (2014 to 2019);
Chief Compliance Officer, Millington Securities, Inc. (2014 to 2018).

Scott F. Kreitz	Assistant	Since	Chief Operating Officer, WBI Investments, Inc. (2020 to present);
1973	Treasurer	March 2019	Chief Operating Officer, Millington Securities, Inc. (2019 to present);
Chief Operating Officer, CyborgTech LLC (2019 to present); Vice
President of Operations, Millington Securities, Inc. (2018 to 2019);
Associate Director, Model Risk Governance, RBC Capital Markets
(2016 to 2018); Vice President, CCAR Process Oversight & Control
Model Risk Management (2015 to 2016).

Kevin Murphy	Chief Legal	Since	Chief Compliance Officer and General Counsel, WBI Investments,
1974	Officer	February 2021	Inc. (2020 to present); Chief Compliance Officer and General Counsel,
Hartshorne Group, Inc. (2020 to present); Chief Compliance Officer and General Counsel, Millington Securities, Inc. (2020 to present);
Principal KBM Consulting Services (2019 to 2020); Chief Compliance
Officer and Head of Legal, Robeco Institutional Asset Management US,
Inc. (2018 to 2019); Chief Compliance Officer, Itau USA Asset
Management Inc. (2014 to 2018).

Rodney L. Ruehle	Chief	Since	Director, Foreside Fund Officer Services, LLC (formerly Foreside
1968	Compliance	November 2017	Compliance Services, LLC) (financial services) (2016 to present).
Officer

Alison Johnson	Assistant	Since	Chief of Staff, WBI Investments Inc. (2020 to present); Human
1980	Secretary	September 2020	Resources Manager, WBI Investments Inc. (2015 to 2020).

Misty Marlow	Assistant	Since	Director, Wealth Management Services, Hartshorne Group, Inc.
1965	Secretary	September 2020	(2016 to present).

(1)	The address of each Trustee or officer is c/o Absolute Shares Trust, 331 Newman Springs Road, Suite 143, Red Bank, New Jersey 07701.
(2)	Trustees and Officers serve until their successors are duly elected and qualified.
(3)
The Fund is part of a “Fund Complex” as defined in the 1940 Act. The Fund Complex includes all open-end funds (including all of their portfolios) advised by the Advisor or the Sub-Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the Fund Complex consists of the six Funds of the Trust.

(4)
Don Schreiber Jr. and Matthew Schreiber are each an “interested person” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with the Advisor and the Sub-Advisor.  Don Schreiber, Jr. is the father of Matthew Schreiber.

(5)	Ann Schreiber is the daughter of Don Schreiber, Jr., and the sister of Matthew Schreiber.

Absolute Shares Trust
Approval of Advisory Agreements and Board Considerations
(Unaudited)

The Board (the members of which are referred to as “Trustees”) of the Trust met telephonically on June 17, 2021 to consider whether to renew: (1) the investment advisory agreements (collectively, the “Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, and (2) the investment sub-advisory agreements (collectively, the “Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor.

The Board considered renewing the Advisory Agreement and the Sub-Advisory Agreement and the engagement of the Advisor and the Sub-Advisor separately, although the advisers are affiliates.

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), the Board requested, reviewed and considered materials furnished by the Advisor and the Sub-Advisor relevant to the Board’s consideration of whether to renew the Advisory Agreement and the Sub-Advisory Agreement. In connection with considering whether to renew the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. The consideration of renewing the Advisory Agreement and Sub-Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services provided by each of the Advisor and the Sub-Advisor; (2) the investment advice and performance of each of the Advisor and the Sub-Advisor; (3) the fees of the services provided and profits realized by each of the Advisor and the Sub-Advisor from their relationships with the Trust; (4) the expenses of the Funds and the extent to which economies of scale have been realized and are expected to reduce Fund expenses; (5) any benefits derived or to be derived by each of the Advisor and the Sub-Advisor from the relationship with the Trust; and (6) potential conflicts of interest and associated compliance regimes adopted by the Advisor and Sub-Advisor.

In reviewing such factors, the Board relied on certain information, including (1) copies of the Advisory Agreement, the Sub-Advisory Agreement and the Expense Limitation Agreement; (2) information describing the Advisor, the Sub-Advisor and the services provided thereby; (3) information regarding the compliance programs of the Advisor and the Sub-Advisor; (4) copies of the Forms ADV for the Advisor and the Sub-Advisor; and (5) memoranda and guidance from K&L Gates LLP on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act. In addition, as part of the Advisor and Sub-Advisor’s responses to submitted questions, the Board was provided with data and information comparing the advisory fees and expenses of the Funds with expenses and performance of other exchange-traded funds (“ETFs”) with similar investment objectives and policies (namely, active equity ETFs). The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable.

In particular, the Trustees, including the Independent Trustees, considered and discussed the following with respect to the Funds:

1.  The nature, extent and quality of the facilities and services provided by each of the Advisor and the Sub-Advisor. The Board received information on and considered the division of responsibility of services provided by the Advisor and the Sub-Advisor, including the fact that portfolio management would continue to be conducted by the Sub-Advisor. In addition to the Sub-Advisor’s performance managing the Funds, the Board reviewed the experience and resources that the Sub-Advisor had in managing strategies similar to those utilized by the Funds, including information regarding the education and experience of management and investment personnel.

The Board determined that the Funds would continue to benefit from the services and resources available from the Advisor and the Sub-Advisor, with respect to their responsibilities under the Advisory and Sub-Advisory Agreements. In particular, they noted the extensive experience of the Sub-Advisor’s management personnel in developing and administering strategies utilized by the Funds, as well as the performance history of the Sub-Advisor since its inception. The Board also noted the compliance regimes of the Advisor and the Sub-Advisor and their effectiveness.

2.  The advisory fees paid by and overall expenses of the Funds. The Board considered comprehensive data and information comparing the advisory fees and expense ratios (taking into consideration the Expense Limitation Agreement) of the Funds. The Board acknowledged that the Funds were distinct in ways from their peer group of ETFs and that the universe of comparable funds had reduced in the prior year due to the withdrawal from the market by several active equity ETFs. Nevertheless, the Sub-Advisor’s peer group analysis and methodology had not substantially changed from the prior year. The Board determined that the advisory fees charged and overall expenses of the Funds were competitive and in line with the related universe of funds. The Advisor and Sub-Advisor also presented the Board with several “fall-out” benefits the Advisor or the Sub-Advisor derive from its relationship to the Trust and the Funds, such as the Sub-Advisor’s offering of the Funds to help expand the Sub-Advisor’s distribution channels for its other investment products. In light of the nature, quality, and extent of services provided by the Advisor and Sub-Advisor and the costs incurred by the Advisor and Sub-Advisor in rendering those services, and taking into account the “fall-out” benefits inured, the Board concluded that the level of fees paid to the Advisor and Sub-Advisor with respect to each Fund were fair and reasonable.

3.  Brokerage and portfolio transactions. The Board was presented with materials and a thorough discussion of the brokerage practices of the Advisor, in its capacity as an affiliated broker-dealer, and Sub-Advisor, including a walk-through of the Advisor’s ability to continue providing commission-free trading to the Funds and the Advisor’s track record for delivering effective brokerage execution services for the benefit of the Funds compared to services that could otherwise be expected from unaffiliated broker-dealers. The Advisor presented on its execution services and policies and the Sub-Advisor discussed its policies and procedures for allocating brokerage. Additionally, the Board considered information relating to the amount, sources and transactions generating payments for order flow (including its negative impact on price) that the Advisor received in its capacity as an affiliated broker-dealer the last year, in light of both the advisory fees paid and generally as related to the Advisor and/or Sub-Advisor adhering to their best execution obligations and Rule 17e-1 procedures, upon execution of portfolio transactions for each of the Funds. The Independent Trustees determined the brokerage policies of both the Advisor and Sub-Advisor would continue to benefit the Funds.

Absolute Shares Trust
Approval of Advisory Agreements and Board Considerations (concluded)
(Unaudited)

4.  Financial condition of each of the Advisor and the Sub-Advisor. After considering information relating to the financial condition of the Advisor and Sub-Advisor, as well as the fees and operating costs relating to the management of the Funds, the Board determined that each of the Advisor and Sub-Advisor continue to be capable of providing services to the Funds. In this determination, the Board considered the existence of the Expense Limitation Agreement (including the level of the expense limit for each Fund) and its impact on the profitability of the Sub-Advisor.

5.  Possible conflicts of interest. The Board considered the experience and ability of the advisory personnel assigned to the Funds, soft-dollar arrangements and the brokerage policies of the Advisor (including a discussion of the execution policies and total compensation earned by the Advisor in its capacity as affiliated broker-dealer, in the form of commissions, fees and other remuneration received, including payment for order flow), and the substance and administration of the Codes of Ethics of the Trust, the Advisor and the Sub-Advisor. The Board determined that the compliance policies of the Trust, Advisor and Sub-Advisor were each reasonably designed to monitor for and prevent violations of the federal securities laws and breaches of fiduciary duties.

6.  Effect of the Funds’ growth and size on its investment performance and expenses. The Board considered information relating to the year- over-year trading of the Funds. It determined that the expense ratios of the Funds were well suited in light of expectations for continued asset accumulation and projected growth.

With respect to the WBI BullBear Trend Switch ETF: (NYSE Arca: WBIT), the Board noted that the Advisor and Sub-Advisor would continue charging a unitary advisory fee. Under the unitary fee structure, the Advisor and Sub-Advisor, and not the WBI BullBear Trend Switch ETF, would be responsible for paying almost all of the expenses necessary to service the WBI BullBear Trend Switch ETF and that the Advisor and Sub-Advisor would bear the risk of these expenses increasing.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the advisory fee rates and total expense ratios are reasonable in relation to the services provided by the Advisor to the Funds, as well as the costs incurred and the benefits gained by the Advisor in providing such services. The Board also found the investment advisory fees paid to the Advisor to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar size. Based on these and other considerations, the Board, in the exercise of its reasonable judgment, determined that the fees and expenses proposed for each Fund were fair and reasonable. As a result, all of the Board members, including the Independent Trustees, approved the Advisory Agreement.

With respect to the Sub-Advisor and based on the foregoing analysis and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the sub-advisory fee rates and total expense ratios are reasonable in relation to the services provided by the Sub-Advisor to the Funds, as well as the costs incurred and the benefits gained by the Sub-Advisor in providing such services. Based on these and other considerations, the Board, in the exercise of its reasonable judgment, determined that the fees and expenses proposed for each Fund were fair and reasonable. As a result, all of the Trustees, including the Independent Trustees, approved the Sub-Advisory Agreement.

Absolute Shares Trust
Expense Examples
For the Period Ended June 30, 2021 (Unaudited)

As a shareholder you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 – June 30, 2021).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

WBI BullBear Value 3000 ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2021	June 30, 2021	During the Period^
Actual	$1,000.00	$1,187.10	$6.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

WBI BullBear Yield 3000 ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2021	June 30, 2021	During the Period^
Actual	$1,000.00	$1,141.00	$6.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

WBI BullBear Quality 3000 ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2021	June 30, 2021	During the Period^
Actual	$1,000.00	$1,151.80	$6.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

WBI BullBear Global Income ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2021	June 30, 2021	During the Period^
Actual	$1,000.00	$1,016.00	$6.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.66	$6.19

Absolute Shares Trust
Expense Examples (concluded)
For the Period Ended June 30, 2021 (Unaudited)

WBI Power Factor® High Dividend ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2021	June 30, 2021	During the Period^
Actual	$1,000.00	$1,229.10	$3.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.32	$3.51

WBI BullBear Trend Switch US 3000 Total Return ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2021	June 30, 2021	During the Period^
Actual	$1,000.00	$1,028.40	$3.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.10	$3.74
_________

^
The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, multiplied by 181/365 to reflect the one-half year period.

Absolute Shares Trust
Federal Tax Information
(Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

BullBear Value 3000 ETF	64.85%
BullBear Yield 3000 ETF	100.00%
BullBear Quality 3000 ETF	63.60%
BullBear Global Income ETF	1.35%
Power Factor® High Dividend ETF	100.00%
BullBear Trend Switch US 3000 Total Return ETF	13.61%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2021 was as follows:

BullBear Value 1000 ETF	64.85%
BullBear Yield 1000 ETF	100.00%
BullBear Quality 1000 ETF	63.30%
BullBear Global Income ETF	1.20%
Power Factor® High Dividend ETF	100.00%
BullBear Trend Switch US 3000 Total Return ETF	13.10%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

BullBear Value 3000 ETF	0.00%
BullBear Yield 3000 ETF	0.00%
BullBear Quality 3000 ETF	0.00%
BullBear Global Income ETF	0.00%
Power Factor® High Dividend ETF	0.00%
BullBear Trend Switch US 3000 Total Return ETF	0.00%

Absolute Shares Trust

Information About the Portfolio Holdings
(Unaudited)

The Trust files its complete schedules of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Trust’s Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 772-5810.  Furthermore, you may obtain the Form N-Q or Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are updated daily and posted on its website at www.wbietfs.com.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge, upon request, by calling toll-free at (800) 772-5810, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.wbietfs.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 will be available by calling toll-free at (800) 772-5810 or by accessing the SEC’s website at www.sec.gov.

Information About the Funds’ Trustees
(Unaudited)

The SAI includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 772-5810, or by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.wbietfs.com.

Frequency Distributions of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.wbietfs.com.

Absolute Shares Trust

Advisor
Millington Securities
331 Newman Springs Road Suite 105
Red Bank, New Jersey  07701

Sub-Advisor
WBI Investments, Inc
331 Newman Springs Road Suite 105
Red Bank, New Jersey  07701

Index Provider (WBIY only)
Solactive AG
Guiollettstraβe 54
60325 Frankfurt am Main, Germany

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101

Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Securities Lending Agent
U.S. Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, Minnesota  55402-7020

Independent Registered
Public Accounting Firm
KPMG LLP
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078

Legal Counsel
K&L Gates LLP
599 Lexington Avenue
New York, New York  10022

WBI BullBear Value 3000 ETF	WBIF
WBI BullBear Yield 3000 ETF	WBIG
WBI BullBear Quality 3000 ETF	WBIL
WBI BullBear Global Income ETF	WBII
WBI Power Factor® High Dividend ETF	WBIY
WBI BullBear Trend Switch US 3000 Total Return ETF	WBIT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John A. Flanagan is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

WBI BullBear Value 3000 ETF	FYE 06/30/2021	FYE 06/30/2020
Audit Fees Audit-Related Fees Tax Fees All Other Fees	$16,317 N/A $5,800 N/A	$14,413 N/A $6,720 N/A

WBI BullBear Yield 3000 ETF	FYE 06/30/2021	FYE 06/30/2020
Audit Fees Audit-Related Fees Tax Fees All Other Fees	$16,317 N/A $5,800 N/A	$14,413 N/A $6,720 N/A

WBI BullBear Quality 3000 ETF	FYE 06/30/2021	FYE 06/30/2020
Audit Fees Audit-Related Fees Tax Fees All Other Fees	$16,317 N/A $5,800 N/A	$14,413 N/A $6,720 N/A

WBI BullBear Global Income ETF	FYE 06/30/2021	FYE 06/30/2020
Audit Fees Audit-Related Fees Tax Fees All Other Fees	$15,317 N/A $5,800 N/A	$13,412 N/A $5,520 N/A

WBI Power FactorTM High Dividend ETF	FYE 06/30/2021	FYE 06/30/2020
Audit Fees Audit-Related Fees Tax Fees All Other Fees	$15,317 N/A $5,800 N/A	$13,412 N/A $5,520 N/A

WBI BullBear Trend Switch US 3000 Total Return ETF	FYE 06/30/2021	FYE 06/30/2020
Audit Fees Audit-Related Fees Tax Fees All Other Fees	$15,317 N/A $5,800 N/A	$13,412 N/A $5,520 N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2021	FYE 06/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 06/30/2021	FYE 06/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Andrew Putterman, Jude T. Depko, John A. Flanagan.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Absolute Shares Trust

By (Signature and Title)*    /s/Don Schreiber, Jr.
Don Schreiber, Jr., President and Principal Executive Officer

Date    September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Don Schreiber, Jr.
Don Schreiber, Jr., President and Principal Executive Officer

Date    September 3, 2021

By (Signature and Title)*    /s/Steven Van Solkema
Steven Van Solkema, Treasurer and Principal Financial Officer

Date    September 3, 2021

* Print the name and title of each signing officer under his or her signature.